May 1, 2000

COLLEGE RETIREMENT EQUITIES FUND

PROSPECTUS

INDIVIDUAL, GROUP, AND
TAX-DEFERRED VARIABLE ANNUITIES

[CREF LOGO]

ABOUT CREF

Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is at 730 Third Avenue, New York, NY 10017. There are also regional offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C. as well as a service center in Denver. CREF, the first company in the United States to issue a variable annuity, is the companion organization of Teachers Insurance and Annuity Association of America (TIAA). TIAA was founded in 1918 by the Carnegie Foundation and offers traditional fixed annuities. It also offers variable annuities including a separate account that invests in real estate (the Real Estate Account).


Together, CREF and TIAA form the principal retirement system for the nation's education and research communities and is one of the largest retirement systems in the world based on assets under management. TIAA-CREF serves approximately
2.2 million people at about 9,700 institutions. As of December 31, 1999, CREF's net assets were approximately $177 billion and the combined net assets for CREF and TIAA totaled approximately $288 billion.

COLLEGE RETIREMENT EQUITIES FUND (CREF)
INDIVIDUAL, GROUP, AND TAX-DEFERRED VARIABLE ANNUITIES
MAY 1, 2000

This prospectus describes the individual and group variable annuities CREF offers. It contains information you should know before purchasing a CREF variable annuity and selecting your investment options. Please read it carefully before investing and keep it for future reference.

Investment in a CREF variable annuity certificate is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk.

CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, and other educational and research organizations. Our main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts:
        o The Stock Account                  o The Bond Market Account
        o The Global Equities Account        o The Inflation-Linked Bond Account
        o The Growth Account                 o The Social Choice Account
        o The Equity Index Account           o The Money Market Account

You can purchase a CREF variable annuity certificate in connection with certain types of retirement plans. CREF offers the following certificates:
                  o RA (Retirement Annuity)
                  o GRA (Group Retirement Annuity)
                  o SRA (Supplemental Retirement Annuity)
                  o GSRA (Group Supplemental Retirement Annuity)
                  o GA (Group Annuity)
                  o Classic IRA (Individual Retirement Annuity)
                  o Roth IRA (Roth Individual Retirement Annuity)
                  o Keogh (Subject to regulatory approval)

More information about CREF is in our Statement of Additional Information (SAI) dated May 1, 2000, which is incorporated by reference into this prospectus. It is on file with the Securities and Exchange Commission (SEC). For a free copy, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: Central Services, or call 800-842-2733, Ext. 5509. The SAI's table of contents is on the last page of this prospectus. The SEC's Website (http://www.sec.gov) contains this prospectus, SAI, material incorporated by reference, and other information about CREF.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The CREF accounts are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

3     Special Terms
4     About Expenses
6     Condensed Financial Information
13    Your Investment Options
26    Additional Investment Tools and Risks
29    Performance Information
30    Investment Management
30    Allocations Among Affiliated Accounts
30    Adding, Closing, or Substituting Accounts
30    The Annuity Certificates
32    Starting Out
33    How to Transfer and Withdraw
        Your Money
36    When You Are Ready to Receive
        Your Annuity Income
39    Death Benefits
41    Timing of Payments
41    Taxes
43    Additional Information
45    Table of Contents for the Statement of Additional Information












This prospectus outlines the terms under which CREF accounts are offered. The accounts are offered only in those jurisdictions where it is legal to do so. No one is permitted to make any representation to you or give you any information that is not in the prospectus. If anyone attempts to do so, you should not rely on it.

SPECIAL TERMS

We have defined certain terms so that you'll have a clearer understanding of this prospectus and your investment.

ACCOUNT Any of CREF's investment funds. Each account is a separate portfolio with its own investment objective.

ACCUMULATION The total value of your accumulation units.

ACCUMULATION UNIT A share of participation in a CREF account for someone in the accumulation period. Each account has its own accumulation unit value, which changes daily.

ANNUITY UNIT A measure used to calculate the amount of annuity payments. Each account has a separate annuity unit value.

BENEFICIARY Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

BUSINESS DAY Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

CALENDAR DAY Any day of the year. Calendar days end at the same time as business days.

COMMUTED VALUE The present value of annuity payments due under an income option or method of payment not based on life contingencies.

ELIGIBLE INSTITUTION A public or private United States institution that is nonproprietary and nonprofit. The main purpose of an eligible institution must be to offer instruction, conduct research, serve and support education or research, or perform ancillary functions for such institutions.

INCOME CHANGE METHOD How you choose to have your annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

INCOME OPTION How you receive your CREF retirement income.

PARTICIPANT Any person who owns a CREF certificate. Sometimes an employer can be a participant.

VALUATION DAY Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of CREF are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

ABOUT EXPENSES

CREF deducts expenses from the net assets of each account each valuation day for investment management, administration, and distribution. Because nonprofit subsidiaries of TIAA perform these services for CREF at cost, the deductions for expenses are generally lower than comparable annuity contracts offered by other companies. Investment management expenses cover portfolio advice and management, portfolio accounting, and custodial services. Administrative expenses include administration and operations. CREF has also adopted a plan authorizing payment of 12b-1, or distribution fees. These fees are for telling you about the certificates, how you can invest, and helping employers install and manage retirement plans. CREF also deducts a mortality and expense risk charge to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF certificate.

After the end of every quarter, CREF reconciles the expenses we deducted with the expenses each account actually incurred. If there is a difference, we add it or deduct it from the account in equal daily installments over the remaining days in the quarter. Since our at-cost deductions are based on projections of overall expenses and the assets of each CREF account, the size of any adjusting payments will be directly affected by how different our projections are from an account's actual assets or expenses. While our projections of an account's asset size (and resulting expense fees) are based on our best estimates, the size of an account's assets can be affected by a number of factors, including premium growth, participant transfers into or out of an account, and market performance affecting the value of an account's portfolio securities. Historically, the adjusting payments have generally been small and have resulted in both upward and downward adjustments to CREF's expense deductions for the following quarter.

We revise our expense rates from time to time to keep deductions as close as possible to actual expenses. Expense rate changes are determined by the CREF Board of Trustees. The annual distribution expense charge will not be more than
 .25% of an account's average daily net assets.

ANNUAL EXPENSE DEDUCTIONS

The following table shows the direct and indirect expense deductions for each of the CREF accounts.

                                                                                                 INFLATION-
                                                      GLOBAL                  EQUITY       BOND      LINKED      SOCIAL      MONEY
                                            STOCK   EQUITIES      GROWTH       INDEX     MARKET        BOND      CHOICE     MARKET
-----------------------------------------------------------------------------------------------------------------------------------
   PARTICIPANT TRANSACTION EXPENSES
   Deductions from Premiums (as a
   percentage of premiums)                   None        None       None        None       None        None        None       None
-----------------------------------------------------------------------------------------------------------------------------------
   CHARGES FOR TRANSFERS AND CASH
   WITHDRAWALS (AS A PERCENTAGE OF
   TRANSACTION AMOUNT)
-----------------------------------------------------------------------------------------------------------------------------------
   Transfers Between CREF Accounts           None        None       None        None       None        None        None       None
   Transfers to TIAA                         None        None       None        None       None        None        None       None
   Transfers to Other Companies              None        None       None        None       None        None        None       None
   Cash Withdrawals                          None        None       None        None       None        None        None       None
-----------------------------------------------------------------------------------------------------------------------------------
   ANNUAL EXPENSE DEDUCTIONS FROM
   NET ASSETS (AS A PERCENTAGE OF
   AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------------
 Investment Advisory Expenses               0.080%     0.120%      0.100%      0.060%     0.080%      0.090%      0.070%     0.070%
 Administrative Expenses                    0.185%     0.185%      0.185%      0.185%     0.185%      0.185%      0.185%     0.185%
 Distribution Expenses                      0.030%     0.030%      0.030%      0.030%     0.030%      0.030%      0.030%     0.030%
 Mortality and Expense Risk Charges         0.005%     0.005%      0.005%      0.005%     0.005%      0.005%      0.005%     0.005%
-----------------------------------------------------------------------------------------------------------------------------------
 Total Annual Expense Deductions            0.300%     0.340%      0.320%      0.280%     0.300%      0.310%      0.290%     0.290%
                                            =====      =====       =====       =====      =====       =====       =====      =====

The following table shows you an example of the expenses you would incur on a hypothetical investment of $1,000 in each CREF account over several periods. The table assumes a 5% annual return on assets. Remember that these figures don't represent actual expenses or investment performance, which may differ.

                                                                                               INFLATION-
                                              GLOBAL                     EQUITY         BOND       LINKED       SOCIAL        MONEY
                                   STOCK     EQUITIES       GROWTH        INDEX       MARKET         BOND       CHOICE       MARKET
-----------------------------------------------------------------------------------------------------------------------------------
1 Year                               $ 3          $ 3          $ 3          $ 3          $ 3          $ 3          $ 3          $ 3
3 Years                              $10          $11          $10          $ 9          $10          $10          $ 9          $ 9
5 Years                              $17          $19          $18          $16          $17          $17          $16          $16
10 Years                             $38          $43          $41          $36          $38          $39          $37          $37

CONDENSED FINANCIAL INFORMATION

Below you'll find condensed, audited financial information for the CREF accounts for each of the periods indicated.

STOCK ACCOUNT


                                                                        FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                           1999    1998    1997       1996     1995     1994      1993     1992     1991      1990
-----------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA
Investment Income                      $2.567    $2.381   $2.317    $2.114   $1.885   $1.699    $1.606   $1.523    $1.552   $1.549
Expenses                                 .607      .521     .387      .304     .271     .223      .210     .181      .184     .148
                                      -------   -------  -------   -------   ------   ------    ------   ------    ------   ------
Investment Income-Net                   1.960     1.860    1.930     1.810    1.614    1.476     1.396    1.342     1.368    1.401
Net realized and unrealized gain
  (loss) on total investments          34.478    29.795   26.864    15.953   19.984   (1.557)    7.139    2.294    11.994   (4.007)
                                      -------   -------  -------   -------   ------   ------    ------   ------    ------   ------
Net increase(decrease) in              36.438    31.655   28.794    17.763   21.598    (.081)    8.535    3.636    13.362   (2.606)
Accumulation Unit Value
Accumulation Unit Value:
  Beginning of Year                   169.672   138.017  109.223    91.460   69.862   69.943    61.408   57.772    44.410   47.016
                                      -------   -------  -------   -------   ------   ------    ------   ------    ------   ------
  End of Year                        $206.110  $169.672 $138.017  $109.223  $91.460  $69.862   $69.943  $61.408   $57.772  $44.410
                                      =======   =======  =======   =======   ======   ======    ======   ======    ======   ======
  Total return                          21.48%    22.94%   26.36%    19.42%   30.92%   (0.12%)   13.90%    6.29%    30.09%   (5.54)%
Ratios to Average Net Assets:
  Expenses                               0.33%     0.34%    0.31%     0.31%    0.34%    0.32%     0.32%    0.31%     0.36%    0.33%
  Investment Income-Net                  1.07%     1.23%    1.55%     1.82%    2.00%    2.11%     2.14%    2.32%     2.65%    3.12%
Portfolio Turnover Rate                 29.26%    34.63%   23.25%    19.57%   16.25%   18.77%    22.93%   16.29%    22.47%   20.94%
Thousands of Accumulation Units
outstanding at end of year            543,589   565,999  597,531   620,498  632,803  637,435   642,528  645,564   640,298  637,886
-----------------------------------------------------------------------------------------------------------------------------------

GLOBAL EQUITIES ACCOUNT



                                                                                                               APRIL 1
                                                                                                               (DATE ESTAB-
                                                                                                               LISHED) TO
                                                       FOR THE YEARS ENDED DECEMBER 31,                        DECEMBER 31, (1)
--------------------------------------------------------------------------------------------------------------------------------
                                   1999       1998        1997        1996       1995        1994        1993       1992
--------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit data
Investment Income                $ .959      $.902       $.848       $.751      $.727       $.687       $.487      $.569
Expenses                           .300       .268        .205        .167       .157        .134        .103       .121
                                 ------     ------     -------      ------     ------      ------      ------     ------
Investment Income-Net              .659       .634        .643        .584       .570        .553        .384       .448
Net realized and unrealized
  gain(loss) on total
  investments                    24.976     10.508       8.650       7.138      6.618       (.719)      9.021      1.083
                                 ------     ------     -------      ------     ------      ------      ------     ------
Net increase(decrease) in
  Accumulation Unit Value        25.635     11.142       9.293       7.722      7.188       (.166)      9.405      1.531
Accumulation Unit Value:
  Beginning of Period            71.115     59.973      50.680      42.958     35.770      35.936      26.531     25.000
                                 ------     ------     -------      ------     ------      ------      ------     ------
  End of Period                 $96.750    $71.115     $59.973     $50.680    $42.958     $35.770     $35.936    $26.531
                                 ======     ======     =======      ======     ======      ======      ======     ======
Total return                      36.05%     18.58%      18.34%      17.98%     20.09%      (0.46%)     35.45%      6.12%
Ratios to Average Net Assets:
  Expenses                         0.39%      0.41%       0.38%       0.37%      0.40%       0.41%       0.45%      0.40%
  Investment Income-Net            0.85%      0.97%       1.19%       1.28%      1.47%       1.71%       1.67%      1.47%
Portfolio Turnover Rate           81.30%    103.31%      98.70%      88.84%     67.50%      51.63%      16.75%     12.50%
Thousands of Accumulation Units
  outstanding at end of period   89,492     81,825      84,645      80,016     70,163      70,700      36,796      8,277
--------------------------------------------------------------------------------------------------------------------------------

(1) Percentages shown for this period are not annualized.

                                                           GROWTH ACCOUNT

----------------------------------------------------------------------------------------------------------------------
                                                                                                      APRIL 4
                                                                                                      (DATE ESTAB-
                                                                                                      LISHED) TO
                                FOR THE YEARS ENDED DECEMBER 31,                                      DECEMBER 31, (1)
----------------------------------------------------------------------------------------------------------------------
                                    1999            1998           1997           1996           1995           1994
----------------------------------------------------------------------------------------------------------------------
  Per Accumulation Unit data
  Investment Income               $ .592          $ .482          $.527          $.484          $.417          $.398
  Expenses                          .278            .244           .155           .119           .114           .084
                                --------          ------        -------        -------        -------        -------
  Investment Income-Net             .314            .238           .372           .365           .303           .314
  Net realized and
    unrealized gain on
  total investments               24.276          18.475         12.219          8.638          8.891           .802
                                --------          ------        -------        -------        -------        -------
  Net increase in
    Accumulation Unit Value       24.590          18.713         12.591          9.003          9.194          1.116
  Accumulation Unit Value:
    Beginning of Period           75.617          56.904         44.313         35.310         26.116         25.000
                                --------          ------        -------        -------        -------        -------
    End of Period               $100.207          $75.61        $56.904        $44.313        $35.310        $26.116
                                ========          ======        =======        =======        =======        =======
  Total return                     32.52%          32.89%         28.41%         25.50%         35.20%          4.46%
                                --------          ------        -------        -------        -------        -------
  Ratios to Average
  Net Assets:
    Expenses                        0.34%           0.38%          0.34%          0.35%          0.43%          0.33%
    Investment Income-Net           0.38%           0.37%          0.82%          1.07%          1.13%          1.21%
  Portfolio Turnover Rate          69.26%          97.57%         53.27%         38.51%         24.42%         12.29%
  Thousands of Accumulation
    Units outstanding at
  end of period                  131,646          98,862         80,370         53,201         32,375         10,446
----------------------------------------------------------------------------------------------------------------------




                                                        EQUITY INDEX ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       APRIL 4
                                                                                                       (DATE ESTAB-
                                                                                                       LISHED) TO
                                                    FOR THE YEARS ENDED DECEMBER 31,                   DECEMBER 31, (1)
-----------------------------------------------------------------------------------------------------------------------
                                    1999           1998           1997            1996           1995          1994
-----------------------------------------------------------------------------------------------------------------------

  PER ACCUMULATION UNIT DATA
  Investment Income               $1.012          $.953          $.826           $.773            $.75         $.552
  Expenses                          .225           .190           .141            .106            .100          .072
                                  ------        -------        -------          ------         -------       -------
  Investment Income-Net             .787           .763           .685            .667            .655          .480
  Net realized and
    unrealized gain on
  total investments               13.733         12.789         12.672           6.936           8.703          .393
                                  ------        -------        -------          ------         -------       -------
  Net increase in
    Accumulation Unit Value       14.520         13.552         13.357           7.603           9.358         0.873
  Accumulation Unit Value:
    Beginning of Period           69.743         56.191         42.834          35.231           25.87        25.000
                                  ------        -------        -------          ------         -------       -------
    End of Period                 84.263        $69.743        $56.191          $42.83         $35.231       $25.873
                                  ======        =======        =======          ======         =======       =======
  Total return                     20.82%         24.12%         31.18%          21.58%          36.17%         3.49%
                                  ------        -------        -------          ------         -------       -------
  Ratios to Average Net Assets:
    Expenses                        0.30%          0.31%          0.30%           0.30%           0.34%         0.27%
    Investment Income-Net           1.05%          1.24%          1.47%           1.87%           2.22%         1.83%
  Portfolio Turnover Rate           4.89%          3.98%          3.50%           7.85%           8.31%         1.33%
  Thousands of Accumulation
    Units outstanding at
  end of period                   57,249         47,997         35,368          20,725          10,911         2,716
--------------------------------------------------------------------------------------------------------------------
(1) PERCENTAGES SHOWN FOR THIS PERIOD ARE NOT ANNUALIZED.

BOND MARKET ACCOUNT



                                                                                                                           MARCH 1
                                                                                                                         DATE ESTAB-
                                                                                                                           LISHED)
                                                                                                                          TO DECEM-
                                                          FOR THE YEARS ENDED DECEMBER 31,                               BER 31, (1)
------------------------------------------------------------------------------------------------------------------------------------
                                        1999      1998     1997     1996      1995     1994      1993     1992      1991       1990
------------------------------------------------------------------------------------------------------------------------------------
  Per Accumulation Unit data
  Investment Income                  $ 3.289   $ 3.156  $ 3.081  $ 3.039   $ 2.863  $ 2.502   $ 2.348  $ 2.287   $ 2.270    $ 1.844
  Expenses                              .166      .158     .134     .126      .123     .108      .103     .093      .096       .084
                                     -------   -------  -------  -------   -------  -------   -------  -------   -------    -------
  Investment Income-Net                3.123     2.998    2.947    2.913     2.740    2.394     2.245    2.194     2.174      1.760
  Net realized and unrealized gain
    (loss) on total investments       (3.711)    1.150    1.266   (1.600)    3.722   (3.897)    1.606     .056     2.247       .448
                                     -------   -------  -------  -------   -------  -------   -------  -------   -------    -------
    Net increase(decrease) in
      Accumulation Unit Value          (.588)    4.148    4.213    1.313     6.462   (1.503)    3.851    2.250     4.421      2.208
    Accumulation Unit Value:
      Beginning of Period             52.363    48.215   44.002   42.689    36.227   37.730    33.879   31.629    27.208     25.000
                                     -------   -------  -------  -------   -------  -------   -------  -------   -------    -------
    End of Period                    $51.775   $52.363  $48.215  $44.002   $42.689  $36.227   $37.730  $33.879   $31.629    $27.208
                                     =======   =======  =======  =======   =======  =======   =======  =======   =======    =======
  Total return                         (1.12%)    8.60%    9.57%    3.08%    17.84%   (3.98%)   11.37%    7.12%    16.25%      8.83%
  Ratios to Average Net Assets:
    Expenses                            0.32%     0.32%    0.29%    0.30%     0.31%    0.29%     0.28%    0.29%     0.34%      0.33%
    Investment Income-Net               6.03%     5.98%    6.44%    6.86%     6.93%    6.54%     6.18%    6.78%     7.61%      7.05%
  Portfolio Turnover Rate             656.58%   525.32%  398.77%  145.27%   185.11%  161.46%   139.55%  217.89%   124.62%     50.64%
  Thousands of Accumulation Units
    outstanding at end of period      54,918    57,481   31,654   22,611    19,522   14,939    14,698   13,583    10,658      4,395
------------------------------------------------------------------------------------------------------------------------------------
(1) PERCENTAGES SHOWN FOR THIS PERIOD ARE NOT ANNUALIZED.

INFLATION-LINKED BOND ACCOUNT

                                                                    JANUARY 13
                                                                   (DATE ESTAB-
                                                                    LISHED) TO
                                FOR THE YEARS ENDED DECEMBER 31,   DECEMBER 31, (1)
--------------------------------------------------------------------------------
                                     1999             1998             1997
--------------------------------------------------------------------------------
Per Accumulation Unit data
Investment Income                  $1.730           $1.256           $1.031
Expenses                             .099             .086             .067
                                   ------           ------           ------
Investment Income-Net               1.631            1.170             .964
Net realized and
unrealized gain(loss)
 on total investments              (1.062)           (.260)            .154
                                   ------           ------           ------
Net increase in Accumulation
Unit Value                           .569             .910            1.118
Accumulation Unit Value:
  Beginning of Period              27.028           26.118           25,000
                                   ------           ------           ------
  End of Period                   $27.597          $27.028           26.118
                                   ======           ======           ======
Total return                         2.10%            3.48%            4.47%
Ratios to Average Net Assets:
  Expenses                           0.36%            0.33%           0.25%
  Investment Income-Net              5.99%            4.50%           3.60%
Portfolio Turnover Rate             54.35%           40.98%          63.56%
Thousands of Accumulation Units
  outstanding at end of period      4,757            5,112           3,626
--------------------------------------------------------------------------------
(1) PERCENTAGES SHOWN FOR THIS PERIOD ARE NOT ANNUALIZED.

SOCIAL CHOICE ACCOUNT

                                                                                                                  MARCH 1
                                                                                                                  (DATE ESTAB-
                                                                                                                  LISHED) TO
                                                          FOR THE YEARS ENDED DECEMBER 31,                        DECEMBER 31, (1)
------------------------------------------------------------------------------------------------------------------------------------
                                     1999     1998     1997     1996     1995    1994     1993     1992     1991    1990
------------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit data
Investment Income                  $2.898   $2.679   $2.396   $2.068   $1.832  $1.621   $1.452   $1.363   $1.432  $1.224
Expenses                             .293     .249     .193     .158     .144    .125     .117     .105     .102    .097
                                   ------   ------   ------   ------   ------  ------   ------   ------   ------  ------
Investment Income-Net               2.605    2.430    2.203    1.910    1.688   1.496    1.335    1.258    1.330   1.127
Net realized and unrealized
  gain(loss) on total investments   6.752   11.159   12.223    5.968    9.863  (2.015)   2.082    2.367    5.237   (.056)
                                   ------   ------   ------   ------   ------  ------   ------   ------   ------  ------
Net increase(decrease) in
  Accumulation Unit Value           9.357   13.589   14.426    7.878   11.551   (.519)   3.417    3.625    6.567   1.071
Accumulation Unit Value:
  Beginning of Period              86.605   73.016   58.590   50.712   39.161  39.680   36.263   32.638   26.071  25.000
                                   ------   ------   ------   ------   ------  ------   ------   ------   ------  ------
  End of Period                   $95.962  $86.605  $73.016  $58.590  $50.712 $39.161  $39.680  $36.263  $32.638 $26.071
                                   ======   ======   ======   ======   ======  ======   ======   ======   ======  ======
Total return                        10.80%   18.61%   24.62%   15.53%   29.49%  (1.31%)   9.42%   11.11%   25.19%   4.28%
Ratios to Average Net Assets:
  Expenses                           0.32%    0.31%    0.30%    0.30%    0.32%   0.32%    0.31%    0.33%    0.36%   0.38%
  Investment Income-Net              2.88%    3.07%    3.37%    3.58%    3.75%   3.80%    3.52%    3.88%    4.69%   4.39%
Portfolio Turnover Rate            206.44%  147.90%   91.87%   40.93%   52.65%  49.06%   39.85%   77.48%   46.41%  22.83%
Thousands of Accumulation Units
  outstanding at end of period     41,355   37,211   30,554   25,841   22,196  18,302   16,790    9,224    4,929   2,311
------------------------------------------------------------------------------------------------------------------------------------

(1) Percentages shown for this period are not annualized.

MONEY MARKET ACCOUNT



                                                               FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                     1999      1998      1997      1996      1995     1994      1993      1992      1991     1990
-----------------------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit data
Investment Income                   $.976     $.998     $.953     $.880     $.910    $.631     $.464     $.539     $.808    $.994
Expenses                             .057      .054      .046      .049      .048     .041      .039      .036      .039     .037
                                  -------   -------   -------   -------   -------  -------   -------   -------   -------  -------
Investment Income-Net                .919      .944      .907      .831      .862     .590      .425      .503      .769     .957
Net realized and unrealized
gain(loss) on total investments     (.005)     .005      .001     (.003)     .009    (.012)    (.002)    (.009)     .013    (.003)
                                  -------   -------   -------   -------   -------  -------   -------   -------   -------  -------
Net increase in Accumulation
Unit Value                           .914      .949      .908      .828      .871     .578      .423      .494      .782    .954
Accumulation Unit Value:
  Beginning of Year                18.351    17.402    16.494    15.666    14.795   14.217    13.794    13.300    12.518   11.564
                                  -------   -------   -------   -------   -------  -------   -------   -------   -------  -------
  End of Year                     $19.265   $18.351   $17.402   $16.494   $15.666  $14.795   $14.217   $13.794   $13.300  $12.518
                                  =======   =======   =======   =======   =======  =======   =======   =======   =======  =======
Total return                         4.98%     5.45%     5.51%     5.28%     5.88%    4.07%     3.07%     3.71%     6.25%    8.25%
Ratios to Average Net Assets:
  Expenses                           0.30%     0.30%     0.27%     0.30%     0.32%    0.28%     0.27%     0.26%     0.30%    0.30%
  Investment Income-Net              4.90%     5.27%     5.35%     5.16%     5.64%    4.03%     3.02%     3.70%     5.95%    7.92%
Portfolio Turnover Rate               n/a       n/a       n/a       n/a       n/a      n/a       n/a       n/a       n/a      n/a
Thousands of Accumulation Units
  outstanding at end of year      354,754   312,358   233,116   218,292   193,181  183,135   174,073   184,768   207,368  230,184
-----------------------------------------------------------------------------------------------------------------------------------

YOUR INVESTMENT OPTIONS

CREF's goal is to provide retirement benefits to you. We have a long-term investment perspective and the CREF accounts, as a whole, avoid high risk and extreme conservatism when investing. Each account has its own investment objective, policies, and special risks. Investment objectives cannot be changed without approval of a majority of account participants. CREF can change investment policies without such approval. There is no guarantee that any CREF account will meet its investment objective.

GENERAL INVESTMENT RISKS

To varying degrees, the CREF accounts are all subject to several general types of risks. One is market risk -- stock price volatility due to changing conditions in the financial markets. Another is interest rate risk -- the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities. Another kind of risk is company risk. For stocks or other equity securities, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. For bonds and other income-producing securities, company (credit) risk comes from the possibility the issuer won't be able to pay principal and interest when due. Finally, investments can be subject to current income volatility, which is how much and how quickly overall interest rate changes affect current income from an investment.

All of the CREF accounts can invest in securities traded on foreign exchanges or in foreign markets. These investments can involve risks beyond those of domestic investing. Please see page 26 for risks of foreign investing.

THE EQUITY ACCOUNTS

CREF'S DUAL INVESTMENT MANAGEMENT STRATEGY (SM)

The Stock, Global Equities and Growth Accounts use CREF's Dual Investment Management Strategy. The Dual Investment Management Strategy works like this:

Each account that uses the strategy has two separate subportfolios called the "Stock Selection" subportfolio and the "Enhanced Index" subportfolio. The relative sizes of these two subportfolios vary depending on how we shift money between them in response to investment opportunities.

The Stock Selection subportfolio holds a relatively small number of stocks that we believe offer the potential for superior returns. We use fundamental analysis to select individual stocks or sectors for investment in the Stock Selection subportfolio. Each of the accounts' Stock Selection subportfolios is described further on pages 14, 16 and 17.

Money that is not invested in an account's Stock Selection subportfolio goes to its Enhanced Index subportfolio. Here the goal is two-fold: 1) to outperform each account's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The accounts attempt to outperform their benchmark indexes by over-or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, an account will hold more or less of some stocks than does its benchmark index. We attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.

The accounts' Enhanced Index subportfolios do not purchase all of the stocks in their respective benchmark indexes. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics of the index. This means that a company can remain in an account even if it performs poorly, unless the company is removed from its index.

The Dual Investment Management Strategy enables the accounts to stay fully invested even when we cannot find sufficient investment opportunities for the Stock Selection subportfolio.

The benchmarks for each account's Enhanced Index subportfolio currently are as follows:

Stock              Russell 3000[R] Index

Global Equities    Morgan Stanley Capital International (MSCI) World Index

Growth             Russell 3000[R] Growth Index

Using these indexes is not a fundamental policy of the accounts, so we can substitute other indexes without participant approval. We'll notify you before we make such a change.


STOCK ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

INVESTMENT STRATEGY: The Stock Account invests in a broadly diversified portfolio of common stocks. The account uses the Dual Investment Management Strategy. The account's Stock Selection subportfolio concentrates on individual companies rather than sectors or industries. We look for stocks that we believe are attractively priced based on our analysis of the company's prospects for growth in earnings, cash flow, revenues or other relevant measures. We also look for companies whose assets appear undervalued in the market. In general, we focus on companies with shareholder-oriented managements dedicated to creating shareholder value. The account may invest in companies of any size. The benchmark for the account's Enhanced Index subportfolio is the Russell 3000 Index. See page 18 for more information on the Russell 3000.

The account invests in foreign stocks and other equity securities in both its Stock Selection and Enhanced Index subportfolios. The account also may invest in fixed-income securities and money market instruments traded on foreign exchanges, in other foreign securities markets, or privately placed. As of December 31, 1999, foreign securities were 21.9% of the account. Foreign securities have different types and levels of risk than a strictly domestic portfolio. Please see page 26 for additional risks related to foreign investing.

SPECIAL INVESTMENT RISKS: The account is subject to the general investment risks described on page 13. In addition, for the account's Enhanced Index subportfolio, there are special risks associated with indexed investing. The subportfolio attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index. However, it doesn't invest in all 3,000 stocks in the index, so we can't guarantee that the performance of this subportfolio will match that of the index.

The Stock Selection subportfolio may include smaller, lesser-known companies. The stock prices of such companies may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

In addition, the account is the world's largest singly managed equity fund. Because of its size, it may be buying or selling blocks of stock that are large compared to the stock's trading volume, making it difficult to reach the positions called for by our investment decisions, and/or affecting the stock's price. As a result, we may not be able to adjust the portfolio as quickly as we would like.

OTHER CONSIDERATIONS: The size of the Stock Account lets us maintain relationships with many brokers and take advantage of competition among them to obtain good transaction terms. We often seek economies of scale by buying or selling large amounts of securities in a single transaction to benefit from reduced brokerage commissions and better purchase or sale prices than smaller investors usually receive.

INVESTOR PROFILE: The Stock Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to invest in a broadly diversified stock portfolio.

GLOBAL EQUITIES ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

INVESTMENT STRATEGY: The Global Equities Account will invest at least 65% of its assets in equity securities of foreign and domestic companies. Typically, at least 40% of the account is invested in foreign securities and at least 25% in domestic securities, as we deem appropriate. The remaining 35% is distributed between foreign and domestic securities. These percentages may vary according to market conditions.

The account uses the Dual Investment Management Strategy. For the Stock Selection subportfolio, we select individual stocks, and let the account's country and regional asset allocation evolve from that stock selection. We do, however, regularly monitor the account's sector and country exposure in order to control risk.

Investments are allocated to particular countries or regions based on several factors, including the attractiveness of particular markets and the size of a country's or region's equity markets as compared to the value of global markets. Normally, the account will be invested in at least three different countries, one of which will be the U.S., although the account will usually be more diversified.

The account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. See "Special Investment Risks" for the Growth Account on page 17.

The benchmark for the account's Enhanced Index subportfolio is the MSCI World Index.

SPECIAL INVESTMENT RISKS: The account is subject to the general investment risks described on page 13. In addition, investing in securities traded in foreign exchanges or foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. See page 26 for more information on risks of foreign investing.

INVESTOR PROFILE: The Global Equities Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to take advantage of the potential of foreign markets.

GROWTH ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

INVESTMENT STRATEGY: The Growth Account will invest at least 80% of its assets in common stocks and other equity securities. The account uses the Dual Investment Management Strategy. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The account's Stock Selection subportfolio can invest in companies of all sizes. It can invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. It can also invest in smaller, less seasoned companies with growth potential as well as companies in new and emerging areas of the economy. The account can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The benchmark for the account's Enhanced Index subportfolio is the Russell 3000 Growth Index.

The account can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the account may have up to 60 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

SPECIAL INVESTMENT RISKS: The account is subject to the general investment risks described on page 13 and foreign risks described on page 26. In addition, there are special risks to investing in growth stocks. The account may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the account will probably be more volatile than the overall stock market.

INVESTOR PROFILE: The Growth Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and are willing to assume more risk for the opportunity for greater growth.

EQUITY INDEX ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

INVESTMENT STRATEGY: The Equity Index Account is designed to track the U.S. stock market as a whole and invests in stocks in the Russell 3000 Index. Although the account invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the account even if it performs poorly, unless the company is removed from the Russell 3000. Using the Russell 3000 Index is not fundamental to the account's investment objective and policies. We can change the index used in this account at any time and will notify you if we do so.

The Russell 3000 is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $178 million to $407.2 billion with an average of $5.34 billion as of December 31, 1999. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

The account can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.

SPECIAL INVESTMENT RISKS: The account is subject to the general investment risks described on page 13. In addition, there are special risks associated with indexed investing. The account attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index. However, the account doesn't invest in all 3,000 stocks in the index, so we can't guarantee that the performance of the account will match that of the index. Also, the account's returns, unlike those of the index, are reduced by investment and other operating expenses.

INVESTOR PROFILE: The Equity Index Account may be best for individuals who have a longer time horizon, think U.S. stocks will perform well over time and want to invest in the aggregate U.S. market.

OTHER INVESTMENTS IN EQUITY ACCOUNTS

In addition to stocks, the CREF equity accounts can hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants, and depository receipts. Pending more permanent investments or to use cash balances effectively, the accounts can also hold the same types of money market instruments the Money Market Account invests in, as well as other short-term instruments.

The equity accounts can also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When market conditions are favorable, the accounts can also invest in bonds or other debt instruments similar to those investments made by the Bond Market Account. The equity accounts can also invest in debt securities whose prices or interest rates are linked to the return of a stock market index.

The equity accounts may buy and sell options, futures contracts and options on futures. They can also buy and sell stock index futures contracts. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special consideration and risks nonetheless.

To help manage currency risk, the equity accounts can enter into forward currency contracts, buy or sell options and futures on foreign currencies, and buy securities indexed to foreign currencies.

Although the equity accounts may use options, futures or currency contracts at times to hedge certain risks, it is not the intent of the accounts to hedge all equity or currency risks at any particular time.

The equity accounts can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities. These securities and instruments pose special risks, such as lack of liquidity or credit risks of the issuer or counterparty.

BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

BOND MARKET ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

INVESTMENT STRATEGY: The Bond Market Account invests primarily in a broad range of debt securities. The majority of the account's assets is invested in U.S. Treasury and Agency securities, corporate bonds and mortgage-backed or other asset-backed securities. The account's holdings are mainly investment grade securities rated in the top four credit categories by Moody's Investors Service or Standard & Poor's, or that we determine are of comparable quality. The account will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Brothers Aggregate Bond Index depending on where we find undervalued, overlooked or misunderstood issues that we believe offer the potential for superior returns compared to the Lehman Index. The account can also invest in non-investment grade securities rated Ba1 or lower by Moody's or BB+ and lower by Standard & Poor's as well as unrated securities of a similar quality or junk bonds. However, we don't intend to invest more than 20% of the account's assets in such securities. The account can also make foreign investments, but we don't expect them to exceed 15% of the account's assets.

The account is managed to track the duration of the Lehman Brothers Aggregate Bond Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 1999, the duration of the Lehman Index was 4.92 years. By keeping the account's duration close to the Lehman Index's duration, the account's returns due to changes in interest rates should be similar to the Index's returns due to changes in interest rates.

The account can also invest in mortgagebacked securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

The account may make certain other investments, but not as principal strategies. For example, the account may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities.

The account may also use a trading technique called "mortgage rolls," in which we "roll over" an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The account may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are both designed to enhance the account's returns, but they do increase the account's portfolio turnover rate. However, we don't expect these techniques to significantly raise the account's capital gains. There are no commissions on purchases and sales of fixed income securities, so increased trading will not raise the account's expenses.

SPECIAL INVESTMENT RISKS: The account is subject to interest rate risk -- that is, prices of portfolio securities held by the account may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years will decline by approximately 5%.

Non-investment grade securities are usually called "high-yield" or "junk" bonds. Lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and S&P's BBB. Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the account, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the account won't purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The account can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The account's investments in mortgage-backed securities are subject to prepayment risk, which is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the account would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

See the SAI for an explanation of bond ratings.

INVESTOR PROFILE: The Bond Market Account may be best for individuals who have a longer time horizon, think bonds will do well over time and want to balance other holdings invested in stocks.

INFLATION-LINKED BOND ACCOUNT

INVESTMENT OBJECTIVE: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds -- fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

INVESTMENT STRATEGY: The Inflation-Linked Bond Account invests primarily in U.S. Treasury Inflation-Indexed Securities (TIIS). It can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. government or its agencies, by corporations and other U.S. domiciled issuers as well as foreign governments. It can also invest in money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond's principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a "real" rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (CPI-U). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. For an example of how principal and interest are calculated, see the SAI.

The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

The interest and principal components of the bonds may be "stripped" or sold separately. The account can buy or sell either component.

The account may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. We don't expect the account's investments in foreign inflation-indexed bonds to be more than 25% of assets, although this level may change.

The account can also hold the same kind of fixed-income securities as the Bond Market Account. These securities will usually be investment grade. However, the account can invest up to 5% of its assets in fixed-income instruments that are rated below investment grade, or in unrated securities of similar quality.

SPECIAL INVESTMENT RISKS: Because the investments in the account are "marked-to-market" daily and because market values will fluctuate, the account could lose money on its investments. As a result, its total return may not actually track the selected inflation index every year.

Market values of inflation-indexed bonds can be affected by changes in the market's inflation expectations or changes in real rates of interest.

Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, participants who choose to receive annuity income through this account should be aware that their income might not keep pace with inflation precisely, if the average stated interest rate on the account's inflation-indexed bonds is below about 4 percent.

INVESTOR PROFILE: The Inflation-Linked Bond Account may be best for individuals who are especially concerned about high inflation, seek a modest "real" rate of return (i.e., greater than the inflation rate) and want to balance holdings in stocks, conventional bonds, and other investments.

OTHER INVESTMENTS IN BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

The Bond Market and Inflation-Linked Bond Accounts can hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Bond Market Account can also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

To help manage currency risk, the accounts can also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They can also enter into forward currency contracts and buy and sell securities indexed to foreign securities.

The Bond Market and Inflation-Linked Bond Accounts can also buy and sell swaps and options on swaps. The accounts will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks. The accounts are not required to hedge investments.

SOCIAL CHOICE ACCOUNT

INVESTMENT OBJECTIVE: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

INVESTMENT STRATEGY: The Social Choice Account invests in a diversified set of stocks and other equity securities, bonds and other fixed-income securities, as well as money-market instruments and other short-term debt instruments. The account invests only in companies that are suitable from a financial perspective and whose activities are consistent with the account's social criteria.

The account is balanced, with assets divided between stocks and other equity securities (currently about 60%) and bonds and other fixed-income securities, including money-market instruments (about 40%). When market conditions or transaction needs require, the equity portion can go as high as 70% or as low as 50%, with corresponding changes in the fixed-income portion. We can change the percentages even further if we think it's appropriate.

CURRENT SOCIAL CRITERIA: The social criteria the account takes into consideration are nonfundamental investment policies. They can change without the approval of the account's participants. Currently the account invests only in companies that do not:
o engage in activities that result or are likely to result in significant damage to the environment

o  have a significant portion of their business in weapons manufacturing

o have a significant portion of their business in gaming or gambling operations

o  produce and market alcoholic beverages or tobacco products

o  produce nuclear energy, or

o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

For the first three criteria, we assess the issuer to decide whether the activity is a "significant" part of its business -- basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determin-

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ing whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center. We'll do our best to make sure the account's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The equities portion of the account attempts to track the return of the U.S. stock market as represented by the Standard & Poor's 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the account's social criteria so that this portion of the account approaches the overall characteristics (e.g., yield and weight) of the S&P 500. The account can also invest up to 15% of its assets in foreign securities.

The fixed-income portion of the account will invest in the same kinds of securities as the Bond Market Account. This portion may also use a trading technique called "mortgage rolls" which is described on page 20. Use of this technique by the account will have the same benefits and risks described on page 20.

Money-market instruments and short-term debt securities will be of the same type as those held by the Money Market Account. The account can also hold other kinds of short-term instruments. These help us maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities.

The account may also buy and sell options, swaps, options on swaps, futures contracts and options on futures. The account will use these instruments as hedging techniques or for cash management and not for speculation. These instruments do, however, involve special risks. The account is not required to hedge its investments.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, the account may not be able to take advantage of opportunities or market trends as do the accounts that don't use such criteria. Because only part of the account's assets is in stocks and other equity securities, overall returns may not parallel the U.S. stock market as a whole. However, we expect that the account will have less risk than a portfolio made up exclusively of common stocks.

INVESTOR PROFILE: The Social Choice Account may be best for individuals who want to avoid investing in companies that do not meet certain social criteria screens, want an account balanced among stocks, bonds and the money market and want an account that may be less volatile than a stock account.

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
MONEY MARKET ACCOUNT

INVESTMENT OBJECTIVE: High current income consistent with maintaining liquidity and preserving capital.

INVESTMENT STRATEGY: Substantially all the Money Market Account's assets will be invested in securities or other instruments maturing in 397 days or less, though some U.S. government securities may have maturities of up to 762 days. However, the dollar-weighted average maturity of the account won't be more than 90 days.

The account will invest primarily in:

   (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

   (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

   (3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

   (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

   (5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

   (6) Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

   (7)  Asset-backed securities issued by domestic corporations or trusts;

   (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

   (9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The account will invest at least 95% of its assets in money market instruments that at the time of purchase are "first tier" securities -- that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if

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it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. Up to 5% of the account's assets may be invested in "second tier" securities -- securities rated within the two highest categories by at least two NRSROs or in unrated securities of comparable quality. The account can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the account may make other investments consistent with its investment objective and policies.

SPECIAL INVESTMENT RISKS: The account is subject to the risk of current income volatility -- that is, the income the account receives may fall as a result of a decline in interest rates. To a lesser extent, the account is also subject to the general risks described on page 13.

INVESTOR PROFILE: The Money Market Account may be best for individuals who have a shorter time horizon, want to keep up with inflation but aren't looking for high "real" returns over inflation and are risk averse.

Additional Investment Tools and Risks

At times, the CREF accounts may use certain investment tools to enhance returns or hedge risk. This section summarizes these tools and their risks. For more information on the tools described and their risks, please see the SAI.

FOREIGN INVESTMENTS

CREF has extensive experience managing foreign investments, including those not registered or traded in the United States. An account's foreign portfolio may be divided into segments--some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. We invest in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns. The percentages of foreign assets in each account change daily as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

Investing in foreign securities, especially those not issued by foreign governments, involves special risks. These include:

o Changes in currency exchange rates

o Possible market controls or currency exchange controls

o Possible withholding of taxes on dividends and interest

o Possible seizure, expropriation, or nationalization of assets

o More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards

o Lower liquidity and higher volatility in some foreign markets

o The impact of political, social, or diplomatic events

o The difficulty of evaluating some foreign economic trends

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
o The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country, and

o Difficulty in using foreign legal systems to enforce financial or legal obligations.

Also, brokerage commissions and transaction costs are often higher for foreign investments.

The accounts can also invest in countries with emerging markets. The risks just listed often increase in emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries.

The accounts may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency's value. We do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

Even considering the risks, foreign investing offers the chance to improve an account's diversification and long-term performance. Foreign investments let CREF take part in the growth of other countries' economies and financial markets, which sometimes offer better prospects than in the U.S. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments can reduce an account's volatility, compared with that of the U.S. market as a whole, and may enhance long-term returns.

The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the euro; and a single interest rate structure represents a new economic entity, the euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

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OPTIONS, FUTURES AND OTHER DERIVATIVES

The CREF accounts can buy and sell options, futures, and other derivatives. We intend to use these securities for cash management purposes or as hedging techniques, although we are not obligated to hedge any investments. Generally, investing in these instruments draws upon special skills and experience that may be different from skills needed to choose other types of securities for the accounts. Special risks of these instruments include the possibility that the prices of certain derivatives may not correlate perfectly with the prices of the securities, currencies, or interest rates being hedged. In addition, a liquid secondary market for over-the-counter options may not be available at a particular time.

ILLIQUID SECURITIES

Each account can invest up to 10% of its assets in investments that may not be readily marketable, making it difficult to sell the securities quickly at fair market value.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

The CREF accounts can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified date. We would do this if we expect a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. We may also purchase securities on a "when issued" basis, with the exact terms set at the time of the transaction.

SECURITIES LENDING

The CREF accounts can seek extra income by lending securities to brokers, dealers, and other financial institutions, subject to certain restrictions. If we lend a security, we can call in the loan at any time. Although all loans are fully collateralized, if a borrower defaults, an account could lose money.

BORROWING

As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts can borrow money from banks, not exceeding 10% of any of the accounts' market value at the time of borrowing. These accounts can also borrow up to 5% of their assets' value to buy securities. Each account can pledge or otherwise encumber up to 10% of its assets at the time of borrowing as collateral.

The Growth, Equity Index, and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 33 1/3% of each of the accounts' market value at the time of borrowing. These accounts can borrow from other sources temporarily, but no more than 5% of their assets' value.

If an account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an account's net asset value may change during market fluctuations.

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
INVESTMENT COMPANIES

Each account can invest up to 10% of its assets in other investment companies, including mutual funds. When an account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

REPURCHASE AGREEMENTS

The CREF accounts can use repurchase agreements to help manage cash balances.

Performance Information

From time to time, CREF advertises total return and average annual total return for each of its accounts. For the Bond Market and Money Market Accounts, we also advertise yield.

TOTAL RETURNS

"Total return" is the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods. "Average annual total return" is the annually compounded rate that would result in the same cumulative total return over the specified period.

MONEY MARKET ACCOUNT YIELDS

For the Money Market Account, we calculate a "yield" or "current yield." This yield is the income generated by an investment over a seven-day period (after expenses). We then annualize this yield by assuming the account will earn the same rate each week for 52 weeks, then show the total income as a percentage of the original investment. "Effective yield" may also be advertised. We calculate this in a similar way, but we assume that the income is reinvested in the account. The effective yield will be higher than the current yield because of compounding.

BOND MARKET ACCOUNT YIELDS

For the Bond Market Account, we calculate a thirty-day yield. This yield is the income generated by an investment over a thirty-day period (after expenses). We then assume this yield is compounded monthly for six months, then annualized.

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INVESTMENT MANAGEMENT

A Board of Trustees governs CREF. The Board oversees CREF's administration and investments, reviews service contracts, and evaluates each account's performance. TIAA-CREF Investment Management, LLC, a nonprofit subsidiary of TIAA, manages the assets in each CREF account and is registered under the Investment Advisers Act of 1940. TIAA-CREF Investment Management also conducts research, recommends investments, and places buy and sell orders for the CREF accounts. It also performs portfolio accounting and related services for each account. All services are at cost.

ALLOCATIONS AMONG AFFILIATED ACCOUNTS

The managers of the CREF accounts may manage the assets of certain affiliated accounts. Investment decisions for the CREF accounts and any affiliated account will be made independently. Sometimes, however, managers may decide either to buy or sell a security at the same time for more than one CREF account or affiliated account. If so, investment opportunities are allocated equitably. This can have an adverse effect on the size of the position each CREF account buys or sells, as well as the price received or paid for it.

ADDING, CLOSING, OR SUBSTITUTING ACCOUNTS

CREF can add or close accounts, substitute one account for another, combine accounts, discontinue accounts, and suspend the acceptance of premiums and/or transfers into an account. Depending on the terms of an employer's retirement plan, CREF can also restrict whether and how we offer an account. If an account is closed or we stop accepting premiums into that account, we'll notify participants and request that they allocate premiums and/or transfer accumulations to another account. If you're notified of such a change and don't respond, we'll place any premiums, accumulations, or annuity income affected by the change in the Money Market Account. Unless required by law, CREF will not close, substitute for, or stop accepting premiums and transfers to the Stock and Money Market Accounts.

The Annuity Certificates

CREF offers certificates for the following types of variable annuities:

RA (RETIREMENT ANNUITY) AND GRA (GROUP RETIREMENT ANNUITY): RA and GRA certificates are used mainly for employee retirement plans.

Depending on the terms of your employer's plan, RA premiums can be paid by your employer, you, or both. If you're paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by

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

payroll deduction. You can also transfer accumulations from another investment choice under your employer's plan to your RA certificate. For RAs only, you can make contributions directly to CREF.

GRA premiums can come from your employer only or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You can't pay GRA premiums directly to CREF; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer's plan to your GRA certificate.

SRA (SUPPLEMENTAL RETIREMENT ANNUITY) AND GSRA (GROUP SUPPLEMENTAL RETIREMENT ANNUITY): These are for voluntary tax-deferred annuity (TDA) plans. SRA certificates are issued directly to you; GSRA certificates are issued through an agreement between your employer and CREF. Your employer pays premiums in pre-tax dollars through salary reduction. Although you can't pay premiums directly, you can transfer amounts from other TDA plans.

GA (GROUP ANNUITY): GA contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan's trustee. Your employer pays premiums directly to CREF. Your employer or the plan's trustee controls the allocation of contributions and transfers to and from these certificates.

CLASSIC IRA: You and your spouse can each open a Classic IRA with an annual contribution of up to $2,000 each or by rolling over funds from another IRA or an eligible retirement plan, if you meet our eligibility requirements.

ROTH IRA: You or your spouse can each open a Roth IRA with an annual contribution of up to $2,000 each or by rolling over funds from another IRA or a Classic IRA issued by CREF, if you meet our eligibility requirements.

Both Classic and Roth IRAs are issued directly to you. Joint accounts are not permissible.

Classic and Roth IRAs may together be referred to as "IRAs" in this prospectus.

KEOGH CERTIFICATES: Subject to regulatory approval, CREF also offers certificates under Keogh plans. If you own an unincorporated business, you can use our Keogh certificates for your Keogh plan, if you meet our eligibility requirements.

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
ELIGIBILITY FOR IRAS AND KEOGH CERTIFICATES: You and your spouse can open a Classic or Roth IRA or use our Keogh certificates if you are a current or retired employee or a trustee of an eligible institution, or if you own a TIAA or CREF annuity contract or a TIAA individual insurance contract. To be considered a retired employee for this purpose, an individual must be at least 55 years old and have completed at least 3 years of service at an eligible institution. In the case of partnerships, at least half the partners must be eligible individuals and the partnership itself must be primarily engaged in education or research.

Starting Out

Generally, we'll issue you a CREF certificate when we receive your completed application or enrollment form. If we receive premiums from your employer before your application or enrollment form, we'll invest the money in the Money Market Account until we receive your form. When the completed form arrives, we'll transfer the appropriate amounts to the accounts you've specified, crediting them as of the end of the business day we receive the form.

If your application or enrollment form is incomplete, allocations don't total 100%, or allocations violate employer plan restrictions, we'll invest your premiums in the Money Market Account. After we receive a complete and correct application, we'll follow your allocation instructions for future premiums. However, in this situation, you must request that we transfer any premiums invested in the Money Market Account to your account choices. Such transfers will be made as of the end of the business day we receive your request.

CREF currently doesn't restrict the amount or frequency of premiums to your RA, GRA, or IRA certificates, although we reserve the right to impose restrictions. Your employer's retirement plan may limit your premium amounts. In addition, the Internal Revenue Code limits the total annual premiums to plans qualified for favorable tax treatment.

If you pay premiums directly to an RA or IRA, the premiums and any earnings are not subject to your employer's retirement plan. The only restrictions relating to these premiums are in the certificate itself.

In most cases, CREF accepts premiums to a certificate during your accumulation period. Once your first premium has been paid, your CREF certificate can't lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA and GSRA certificates at any time.

CHOOSING AN ACCOUNT

After you receive your certificate, you can allocate your premiums among the CREF accounts unless your employer's plan blocks some accounts. With RAs, GRAs, or GSRAs, your employer cannot block the Stock or Money Market Accounts. Allocations you make to an SRA or IRA are not subject to your employer's plan. You can change your allocation for future premiums by:

o writing to our home office

o using our Inter/ACT Internet service at www.tiaa-cref.org, or

o calling our Automated Telephone Service (24 hours a day) at 800-842-2252.


DETERMINING THE VALUE OF YOUR ACCOUNT -- ACCUMULATION UNITS


To determine the amount of money in your account, we use a measure called an accumulation unit. Each payment to your certificate, which is credited at the end of the business day in which we receive it, buys a number of accumulation units. The accumulation unit value for each account depends on the account's investment performance and its expenses. We calculate accumulation unit values at the end of each valuation day. The number of accumulation units you own equals your accumulation in an account divided by the accumulation unit value for that account. To determine accumulation unit values for transfers and cash withdrawals, we use the unit values calculated at the end of the business day on which we receive your completed request and required documents.

IF YOU NEED TO CANCEL

You may cancel any RA, SRA, GSRA, Classic IRA, Roth IRA or Keogh certificate up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the certificate with a signed Notice of Cancellation (available by contacting CREF) to our home office. We'll cancel the certificate, then send the entire current accumulation to whoever sent the premiums. You bear the investment risk during this period.

HOW WE VALUE ASSETS

We calculate the value of the assets in each account as of the close of every valuation day. We use market quotations or independent pricing services to value securities and other instruments. If these aren't available, we'll value the securities using "fair value," as determined by the CREF Board of Trustees. We may also use "fair value" in certain other circumstances. In the Money Market Account, we value short-term money market instruments with a remaining maturity of 60 days or less based on their amortized cost.

How to Transfer and Withdraw Your Money

Generally, CREF allows you to move your money to and from the CREF accounts in the following manner:

o Among the CREF accounts

o From the CREF accounts to the TIAA Real Estate Account or the TIAA traditional annuity

o To the CREF accounts from the TIAA Real Estate Account or the TIAA traditional annuity (subject to certain limitations)

o From the CREF accounts to other companies

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
o To the CREF accounts from other plans

o By withdrawing cash, or

o By setting up a program of systematic withdrawals and transfers.

These options may be limited by the terms of your employer's plan or by current tax law. Transfers and cash withdrawals from a CREF account must be at least $1,000 or your entire accumulations, if less. Transfers and cash withdrawals are currently free. Transfers from the TIAA Real Estate Account to CREF are limited to once per calendar quarter. CREF can place restrictions on transfers or charge fees for transfers and withdrawals in the future.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation. You can also choose to have transfers and withdrawals take effect at the end of any future business day or the last calendar day of the current or any future month, even if it's not a business day. If you request a transfer at any time other than during a business day, it will be effective at the close of the next business day.

SYSTEMATIC WITHDRAWALS AND TRANSFERS

If your employer's plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

Subject to the conditions below, you can transfer some or all of your accumulation from one CREF account to another, or to TIAA's traditional annuity or the TIAA Real Estate Account. You can also transfer from the TIAA traditional annuity and TIAA Real Estate Account to CREF certificates. Transfers from TIAA RA and GRA traditional annuity contracts to CREF are required to take place in roughly equal installments over a 10-year period through a TIAA transfer payout annuity.

Under RA, GSRA, and GRA certificates, your employer's plan may restrict transfers to any CREF account except the Stock and Money Market Accounts. Under SRA and IRA certificates, you can transfer funds without employer restrictions among the CREF accounts and to TIAA. If your institution offers a GSRA plan, you can also transfer CREF funds between SRA and GSRA certificates.

TRANSFERS FROM OTHER PLANS

Subject to your employer's plan, you can usually transfer money from another 403(b) retirement plan to your CREF certificate. Similarly, you can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer's plan.

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
Similarly, subject to your employer's plan, you may be able to roll over funds from 401(a), 403(a), and 403(b) plans to a CREF Classic IRA, or subject to applicable income limits, from an IRA containing funds originally contributed to such plans, to either a CREF Classic or Roth IRA. Funds in a 457(b) plan can be transferred to another 457(b) plan only. Accumulations in 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan or an IRA.

TRANSFERS TO OTHER COMPANIES

If you have an RA, GRA, GSRA or Keogh certificate, your right to transfer your money to a company other than CREF may depend on your employer's retirement plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA certificate to another company. You may also be able to transfer accumulations in SRA, GSRA, IRA or Keogh certificates to another company subject to certain tax restrictions.

WITHDRAWALS

You can withdraw some or all of your RA, GRA, GSRA or Keogh accumulations subject to your employer's plan and certain tax restrictions. You can also withdraw some or all of your SRA or IRA accumulations subject to certain tax restrictions. You can't withdraw money from a certificate if you are already receiving lifetime annuity income from that certificate.

If you have a small account value (under $4,000) when you leave your employer or retire, your employer's plan may allow you to have CREF cash out some or all of your RA.

Under current federal tax law, you can't withdraw money from salary reduction agreements under your retirement plan that are held in your CREF certificates unless you are age 59 1/2, leave your job, become disabled, or die. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred to CREF from a 403(b)(7) custodial account. If your employer's plan permits, you may also be able to withdraw money for certain hardships as defined under the Internal Revenue Code, but in that case you can withdraw only premiums, not earnings. Special rules and restrictions apply to IRAs.

Under current federal tax law, withdrawals from 457(b) plans are not permitted earlier than the calendar year in which you reach age 70 1/2, separate from service or are faced with an unforeseeable emergency (as defined by law). In addition, there are no early withdrawal tax penalties (i.e., no 10% excise tax on distributions prior to age 59 1/2).

If you're married, you may be required by law or by your employer's plan to show us advance written consent from your spouse before we make certain transactions on your behalf.

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HOW TO MAKE TRANSFERS OR WITHDRAWALS

To request a transfer or withdrawal, you can do one of the following:

o write to CREF's home office,

o call us at our Automated Telephone Service at 800-842-2252, or

o for transfers, use our Inter/ACT Internet service at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason.

There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

MARKET TIMING POLICY

There are participants who may try to profit from transferring money back and forth among the CREF accounts and the TIAA Real Estate Account in an effort to "time" the market. As money is shifted in and out of these accounts, we incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate the costs. To discourage this market-timing activity, participants who make more than three transfers out of any account (other than the Money Market Account) in a calendar month will be advised that if this transfer frequency continues, we will suspend their ability to make telephone, fax and internet transfers. We have the right to modify our policy at any time without advance notice.

When You Are Ready to Receive Your Annuity Income

THE ANNUITY PERIOD IN GENERAL

You can receive an income stream from all or part of an accumulation in any CREF account. Generally you must be at least age 59 1/2 to begin receiving annuity income other than from a lifetime annuity. Otherwise, you may have to pay a 10% penalty tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules. Your employer's plan may restrict when you can begin income payments. Also, you cannot begin a life annuity after age 90 or a joint life annuity after either you or your annuity partner reaches age 90.

Your income payments may be paid out from the CREF accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you've started payments you usually can't change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (CREF has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We'll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on the value of your accumulation on the last valuation day before the annuity starting date. We calculate initial income based on:

o the amount of money you have accumulated in an account

o the income option or options you choose, and

o an assumed annual investment return of 4%, and for life annuities, mortality assumptions for you and your annuity partner, if you have one.

Your payments change after the initial payment primarily based on net investment results and expenses for an account and the mortality experience for the income change method in that account.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an account during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. The total value of your annuity payments may be more or less than your total premiums.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date when you first apply for a CREF certificate but you can change this date at any time prior to the day before that annuity starting date. Ordinarily, annuity payments begin on your annuity starting date, provided we have received all documentation necessary for the income option you've picked. If something's missing, we'll defer your annuity starting date until we receive it. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. Ordinarily, your first annuity payment will begin on any business day between the first and twentieth of any month.

ANNUITY INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option you pick. Your employer's plan, tax law, and ERISA may limit which income options you can use to receive income from an RA, GRA, GSRA or Keogh. Ordinarily you'll choose your income options shortly before you want payments to begin but you can make or change your choice any time before your annuity starting date.

All CREF income options provide variable payments, and the amount of income you receive depends in part on the investment experience of your chosen accounts. The current options are:

o ONE-LIFE ANNUITY: Pays income for as long as you live. It's possible for you to receive only one payment if you die less than a month after payments start

o LIFE ANNUITY WITH 10-, 15- OR 20-YEAR GUARANTEED PERIOD: Pays income for as long as you live but no less than the guaranteed period.

o ANNUITY FOR A FIXED PERIOD: Pays income for any period you choose from 5 to 30 years (2 to 30 years for RAs, GRAs and SRAs).

o TWO-LIFE ANNUITIES: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are three types of two-life annuity options, all available with or without a guaranteed period -- full benefit to survivor, two-thirds benefit to survivor, and a half-benefit to annuity partner. Under the two-thirds benefit to survivor annuity, payments to you will be reduced upon the death of your annuity partner.

o MINIMUM DISTRIBUTION OPTION ("MDO") ANNUITY: Generally available only if you must begin annuity payments under the Internal Revenue Code minimum distribution requirements. (Some employer plans allow you to elect this option earlier -- contact CREF for more information.) The option pays an amount designed to fulfill distribution requirements under federal tax law. You must apply your entire accumulation under a contract if you want to use the MDO annuity; however, it's possible you won't receive income for life under an MDO. Up to age 90, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you're eligible. Using an MDO won't affect your right to take a cash withdrawal of any accumulation not yet distributed.

For any of the income options described above, under current federal tax law, your guaranteed period can't exceed the joint life expectancy of you and your beneficiary or annuity partner. If you are married at your annuity start date, you may be required by law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right.

Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. For more information about any annuity option, please contact us.

RECEIVING LUMP SUM PAYMENTS (RETIREMENT TRANSITION BENEFIT): If your employer's plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an RA or GRA accumulation being converted to annuity income on the annuity starting date. Of course, if your employer's plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any

CREF account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties.

If you haven't picked an income option when the annuity starting date arrives for your RA, GRA, SRA or GSRA certificate, CREF usually will assume you want the one-life annuity with 10-year guaranteed period if you're unmarried. If you're married, we may assume for you a two-life annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner. If you haven't picked an income option when the annuity starting date arrives for your IRA, we may assume you want the minimum distribution annuity.

TRANSFERS DURING THE ANNUITY PERIOD

Once each calendar quarter, you can transfer income payable from one CREF account to a comparable annuity from another CREF account, the TIAA traditional annuity, or the TIAA Real Estate Account. A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.

Annuitants receiving income from TIAA lifetime annuities may transfer some or all of their income to comparable lifetime annuities funded through the Stock, Global Equities, Growth, Equity Index or Social Choice Accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in five equal annual installments may also be chosen. Once income has been transferred, subsequent transfers may be made only among the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts. Transfers to other CREF accounts or back to TIAA will not be permitted. We'll process the transfer on the business day we receive your request unless you've asked that the transfer take effect on another future business day or the last day of a calendar month.

Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 that is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA's traditional annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. Under this method, we value annuity units on the 20th of each month or on the preceding business day if the 20th is not a business day. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under CREF annuity certificates are payable to the beneficiaries you name. When you purchase your annuity certificate, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE'S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we'll use to pay the death benefit, but few participants do this. If you choose a payment method, you can also block your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can block any choice if its initial payment is less than $25. Beginning late in 2000 or early 2001, if death occurs while the annuity contract is in the accumulation stage, in most cases we'll pay the death benefit using the TIAA-CREF Savings and Investment Plan (described on page 41). We won't do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries such as estates, charities and certain trusts, aren't eligible for the Savings and Investment Plan. If your beneficiary isn't eligible and doesn't specifically tell us to start paying death benefits within a year of your death, we can start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

o SINGLE-SUM PAYMENT, in which the entire death benefit is paid to your beneficiary at once

o ONE-LIFE ANNUITY WITH OR WITHOUT GUARANTEED PERIOD, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period

o ANNUITY FOR A FIXED PERIOD OF 2 TO 30 YEARS, in which the death benefit is paid for a fixed period

o ACCUMULATION-UNIT DEPOSIT OPTION, which pays a lump sum at the end of a fixed period, ordinarily two to five years, during which period the accumulation units deposited participate in the experience of the relevant CREF accounts (generally $5,000 minimum death benefit value), and

o THE MINIMUM DISTRIBUTION OPTION (ALSO CALLED THE TIAA-CREF SAVINGS AND INVESTMENT PLAN), which automatically pays income according to the Internal Revenue Code's minimum distribution requirements. It operates in much the same way as the minimum distribution annuity income option. It's possible, under this method, that your beneficiary won't receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual, or annual payments.


PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your certificate. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.


Ordinarily, death benefits are subject to federal tax. For more detailed information on death benefits, please contact CREF.

TIMING OF PAYMENTS

In general, we will make the following types of payments within seven calendar days after we've received the information we need to process a request:

o cash withdrawals,

o transfers to TIAA or to other companies,

o payments under a fixed-period annuity, and

o death benefits.

The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax adviser for more information.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they're withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars aren't taxable when withdrawn, but earnings attributable to these amounts are taxable. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the CREF accounts also aren't taxed.

Generally, contributions you can make under an employer's plan are limited by federal tax law. Employee voluntary salary reduction contributions to 403(b) and 401(k) plans are limited to $10,500 per year. Certain long-term employees may be able to defer up to $13,500 per year in a 403(b) plan. Contributions to Classic and Roth IRAs, other than rollover contributions, cannot generally exceed $2,000 per year.

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2000 is the lesser of $8,000 or 33 1/3% of "includable compensation" (as defined by law). Special catch up rules may permit a higher contribution in one or more of the last three years prior to an individual's normal retirement age under the plan. All pre-tax contributions made on behalf of an individual to a 403(b) plan, and pre-tax elective deferrals made on behalf of an individual to a 401(k) plan, a simple IRA or to a Simplified Employee Pension Plan are aggregated with contributions to a 457(b) plan to calculate the maximum contribution that may be made to the 457(b) plan.

EARLY DISTRIBUTIONS: If you want to withdraw funds or begin receiving income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59 1/2, you may have to pay an additional 10 percent early distribution tax on the taxable amount. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. You won't have to pay this tax in certain circumstances.

MINIMUM DISTRIBUTION REQUIREMENTS: In most cases, payments have to begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. For CREF Classic IRAs, payments have to begin by April 1 of the year after you reach age 70 1/2. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you don't begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. Roth IRAs are generally not subject to these rules.

WITHHOLDING ON DISTRIBUTIONS: If we send an "eligible rollover" distribution directly to you, federal law requires us to withhold 20% from the taxable portion. If we roll over such a distribution directly to an IRA or similar employer qualified plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain "non-eligible" rollover distributions such as payments from IRAs, lifetime annuity payments, or minimum distribution payments.

For the taxable portion of non-eligible rollover distributions, we will usually withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

POSSIBLE TAX LAW CHANGES:Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of your certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on your certifcate.

We have the right to modify the certificate in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any certificate and do not intend the above discussion as tax advice.

TAX CONSEQUENCES OF ALLOCATING TO THE CREF INFLATION-LINKED BOND ACCOUNT UNDER A CREF ANNUITY FOR SELF-REMITTED NON-QUALIFIED FUNDS: If you have a CREF certificate which was set up only to receive self-remitted non-qualified funds (e.g., money that is not part of a pension plan that you remit to us directly) and you allocate any such funds to the CREF Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the certificate are not eligible for tax deferral. You may therefore be required to pay taxes on such earnings when you allocate funds under the certificate to the Inflation-Linked Bond Account.


Additional Information

CHOICES AND CHANGES: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date received.

TELEPHONE AND INTERNET TRANSACTIONS: You can use our Automated Telephone Service (ATS) or Inter/ACT over the Internet to check your account balances, transfer between accounts or to TIAA, and allocate future premiums among TIAA and the CREF accounts. You will be asked to enter your Personal Identification Number (PIN) and social security number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Inter/ACT are electronically recorded.

We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

YOUR VOTING RIGHTS: As a participant in CREF accounts, you can generally vote to elect CREF trustees, to ratify the selection of an independent auditor, on any change in investment objective and fundamental investment policies, and on any other matter requiring a participant vote.

ELECTRONIC PROSPECTUSES: If you received this prospectus electronically and would like a paper copy, please call us at 800-842-2733 and we will send it to you.

ASSIGNING YOUR CONTRACT: Generally, neither you nor your beneficiaries can assign ownership of a CREF certificate to someone else.

ERRORS OR OMISSIONS: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

GA(GROUP ANNUITY) CONTRACTS: If a GA contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments may be different, and are determined by your plan. Contact your employer or plan administrator for more information.

TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANTS: If you're in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state's public institutions of higher education.

HOUSEHOLDING: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the CREF prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call us at 800-842-2733.

DISTRIBUTOR: The distributor of CREF certificates is TIAA-CREF Individual & Institutional Services, Inc. (Services). Services is registered with the SEC and is a member of the National Association of Securities Dealers, Inc. (NASD). Teachers Personal Investors Services, Inc. (TPIS), also registered with the SEC and a member of the NASD, may also distribute CREF certificates on a limited basis. Services and TPIS are subsidiaries of TIAA. Anyone distributing CREF certificates must be a registered representative of Services or TPIS. Their address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of CREF certificates.

Table of contents for the Statement of Additional Information

B-3   CREF and its Operations
B-3   Investment Restrictions
B-5   Description of Corporate Bond Ratings
B-7   Description of Fixed-Income Instruments
B-9   Investment Policies and Risk
        Considerations
B-9     Options and Futures
B-13    Firm Commitment Agreements and
          Purchase of "When Issued"
          Securities
B-13    Pass-Through Securities
B-14    Lending of Securities
B-14    Repurchase Agreements
B-15    Currency Transactions
B-16    Swap Transactions
B-17    Segregated Accounts
B-17    Special Considerations Affecting
          Foreign Investments
B-19    Other Investment Techniques and
          Opportunities
B-20  Portfolio Turnover
B-21  Valuation of Assets
B-24  Management
B-24    CREF Overseers, Trustees and Officers
B-28    Compensation of CREF Trustees
B-30  Investment Advisory and Related Services
B-30    Personal Trading Policy
B-31    Custody of Portfolio
B-31    Auditors
B-31  Brokerage Allocation
B-35  Performance Information
B-35    Total Return Information for the
          Accounts
B-35    Yield Information for the Bond
          Market and Inflation-Linked Bond
          Accounts
B-36    Yield Information for the Money
          Market Account
B-36    Inflation-Adjusted Return and Yield
          Information for for the Inflation-
          Linked Bond Account
B-39    Performance Comparisons
B-40    Illustrating Compounding, Tax
          Deferral and Expense Deductions
B-40  Accumulation Unit Values
B-41  Annuity Payments
B-45  Periodic Reports
B-45  Voting Rights
B-45  General Matters
B-47  State Regulation
B-47  Legal Matters
B-47  Experts
B-47  Considerations Concerning CREF's New
        Accounts and Options
B-57  Additional Information
B-57  Financial Statements

How to Reach Us


OUR ADDRESS

CREF
730 Third Avenue
New York, New York 10017-3206

Send all notices, forms, requests, or payments to this address only.


INTERNET
www.tiaa-cref.org
24 hours a day/seven days a week
Obtain general information about TIAA-CREF, view personal account information, reallocate premiums, and transfer funds among TIAA and CREF investment options


AUTOMATED TELEPHONE SERVICE
800 842-2252
24 hours a day/seven days a week
Change your allocation, transfer accumulations, get your accumulation unit values, get TIAA and CREF performance, and confirm last premium paid.

TELEPHONE COUNSELING CENTER
800 842-2776
8 a.m. to 11 p.m. ET Monday-Friday
Speak to a consultant about retirement savings and planning, quarterly and annuity benefits reports, receiving annuity payments, annuity income options and tax reports.

IRA ENROLLMENT HOTLINE
800 842-2888
Speak with a service representative about our IRA products.

We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

                       INDIVIDUAL, GROUP, AND TAX-DEFERRED

                               VARIABLE ANNUITIES

                                    ISSUED BY

                        COLLEGE RETIREMENT EQUITIES FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2000




The current prospectus dated May 1, 2000 (the "Prospectus") with respect to the Variable Annuity Certificates is available without charge upon written or oral request to College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017, Attention: Central Services; Telephone 1 800 842-2733, Extension 5509. Terms used in the Prospectus are incorporated in this Statement.






THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CERTIFICATES DATED MAY 1, 2000.




                                  [CREF LOGO]

TABLE OF CONTENTS
                                                            LOCATION OF
                                             PAGE IN THE     ADDITIONAL
                                            STATEMENT OF   INFORMATION IN
                                             ADDITIONAL    PROSPECTUS, IF
           ITEM                              INFORMATION     APPLICABLE
           ----                              -----------     ----------
CREF and its Operations .....................    B-3
Investment
   Restrictions .............................    B-3
Description of Corporate
   Bond Ratings .............................    B-5
Description of
   Fixed-Income
   Instruments ..............................    B-7
Investment Policies and
   Risk Considerations ......................    B-9            13
   Options and Futures ......................    B-9
   Firm Commitment
     Agreements and
     Purchase of "When
     Issued" Securities .....................    B-13
   Pass-Through Securities ..................    B-13
   Lending of Securities ....................    B-14
   Repurchase Agreements ....................    B-14
   Currency Transactions ....................    B-15
   Swap Transactions ........................    B-16
   Segregated Accounts ......................    B-17
   Special Considerations
     Affecting Foreign
     Investments ............................    B-17           26
   Other Investment
     Techniques and
     Opportunities ..........................    B-19
Portfolio Turnover ..........................    B-20
Valuation of Assets .........................    B-21
Management ..................................    B-24           30
   CREF Overseers,
     Trustees and Officers ..................    B-24
   Compensation of CREF
     Trustees ...............................    B-28
Investment Advisory and
   Related Services .........................    B-30
   Personal Trading Policy ..................    B-30
   Custody of Portfolio .....................    B-31
   Auditors .................................    B-31
Brokerage Allocation ........................    B-31
Performance Information .....................    B-35           29
   Total Return Information
     for the Accounts .......................    B-35           29
   Yield Information for
     the Bond Market and
     Inflation-Linked Bond
     Accounts ...............................    B-35           29
   Yield Information for the
     Money Market Account ...................    B-36           29
   Inflation-Adjusted Return
     and Yield Information
     for the Inflation-Linked
     Bond Account ...........................    B-36
   Performance Comparisons ..................    B-39
   Illustrating Compounding,
     Tax Deferral and
     Expense Deductions .....................    B-40
Accumulation Unit Values . ..................    B-40            3
Annuity Payments ............................    B-41           36
Periodic Reports ............................    B-45
Voting Rights ...............................    B-45           44
General Matters .............................    B-45
State Regulation ............................    B-47
Legal Matters ...............................    B-47
Experts .....................................    B-47
Considerations Concerning
   CREF's New Accounts
   and Options ..............................    B-47
Additional Information ......................    B-57
Financial Statements ........................    B-57

CREF AND ITS OPERATIONS

CREF is unlike most other companies that offer variable annuities. Usually variable annuities are issued by insurance companies through segregated asset accounts called "separate accounts." The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from TIAA. Investment advisory, distribution, and administrative services are provided for CREF under agreements with two nonprofit subsidiaries of TIAA. A separate account of TIAA also issues a variable annuity that accepts after-tax dollars.

CREF is an "open-end" diversified management investment company that issues variable annuity certificates to residents of all fifty states, the District of Columbia, Puerto Rico, U.S. territories, and foreign countries. CREF is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), although registration doesn't entail SEC supervision of our management and investment practices. CREF is also subject to the Not-For-Profit Corporation Law of New York State and to regulation of the New York State Insurance Department and insurance departments in several other jurisdictions.


INVESTMENT RESTRICTIONS

Pursuant to CREF's Charter, none of the Accounts will invest in any common stocks or shares of any corporation, joint stock association, or business trust an amount in excess of such percentage, not to exceed 10% (except with the approval of the New York State Insurance Department) of voting shares of such institution that would cause any such institution to be controlled by, or become a subsidiary of, CREF, as defined in the Insurance Law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of CREF's Overseers and only if the New York State Superintendent of Insurance certifies the amendment as lawful and equitable.)

The following restrictions, not set forth in CREF's Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected account:

      1. None of the accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

      2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

      3. The Stock, Global Equities, Bond Market, Social Choice, and Money Market Accounts, will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account's total assets, taken at market value at the time of borrowing.

      The Growth, Equity Index, and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in restriction 12 below; and (b) (i) from banks only in amounts not in excess of 33 1/3% of the Account's total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account's total assets taken at market value at the time of borrowing.

      Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

      4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

      5. None of the Accounts will, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the United States Government, or its agencies or instrumentalities;

      6. None of the Accounts will, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

      7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account's holding in that industry would exceed 25% of the Account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric, and telephone each will be considered a separate industry);

      8. The Stock, Global Equities, Growth, Equity Index, and Money Market Accounts will not purchase real estate or mortgages directly, although the Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment restriction 14 below (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

      9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

      10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company's outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account's total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account's ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

      11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, and Social Choice Accounts may make loans of portfolio securities not exceeding 33 1/3% of the value of their total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan); (c) to the extent authorized under the certificates, loans to Participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

      12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

      13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on a domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures that are not listed on an exchange; or

      14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Bond Market, Inflation-Linked Bond, or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.


DESCRIPTION OF CORPORATE BOND RATINGS


DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond-rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C--Debt rated "BB," "B," "CCC," "CC," and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC--Debt rated "CCC" has currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC--The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C--The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Generally, investment-grade debt securities are those rated "Baa3" or higher by Moody's or "BBB-" or higher by Standard & Poor's.


DESCRIPTION OF FIXED-INCOME INSTRUMENTS

U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; and

Treasury bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States Government that issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations and savings banks against funds deposited in the issuing institution.

TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

BANKERS' ACCEPTANCES. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES. Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

CORPORATE DEBT SECURITIES. Debt issued by a corporation that pays interest and principal to the holders at specified times.

ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

PARTICIPATION INTERESTS IN LOANS. A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

INTERNATIONAL ORGANIZATION OBLIGATIONS. International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development or international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

INFLATION-INDEXED SECURITIES. Fixed-income instruments of varying structures and maturities whose returns are designed to track a specified inflation index over the life of the instrument, by periodically adjusting the principal and/or interest paid on the instrument to reflect changes in the specified inflation index.


INVESTMENT POLICIES AND RISK CONSIDERATIONS


OPTIONS AND FUTURES

The Accounts may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the Accounts to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes. None of the Accounts is required to hedge any investments.

OPTIONS. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and an Account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) that gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, an Account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits an Account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

An Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Account, the Account will realize a profit or loss on the transaction. A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option an Account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by an Account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

An Account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium of the put option sold by the Account, the Account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in a general market or market sector decline that may adversely affect the market value of an Account's portfolio of securities. To the extent that an Account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before an Account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, an Account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--an Account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract assuming a "short" position, it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Stock, Global Equities, Growth, Equity Index or Social Choice Account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, these Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, these Accounts will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, the Account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Stock Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Stock Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position that will operate to terminate the Account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Stock Account, and the Account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

There are several risks in connection with the use by an Account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. CREF will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of an Account's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by an Account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account's portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, CREF believes that over time the value of the Account's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the Account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market and, as a result, the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Investment Management still may not result in a successful hedging transaction over a very short time period.

The Accounts may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of each Account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase an Account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.


FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN ISSUED" SECURITIES

The Accounts may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Accounts may purchase, for example, new issues of fixed-income instruments on a "when issued" basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces the Accounts' risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated.

When the Accounts enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Accounts at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Accounts to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Accounts are obligated to purchase such securities they will be required to segregate assets (see "Segregated Accounts," page B-17).


PASS-THROUGH SECURITIES

The Accounts may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Account to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.


LENDING OF SECURITIES

Subject to investment restriction 11(a) on page B-5 (relating to loans of portfolio securities), an Account may lend its securities to brokers and dealers that are not affiliated with CREF, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. The Account lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. CREF may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. An Account may pay reasonable fees to persons unaffiliated with the Account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


REPURCHASE AGREEMENTS

The CREF accounts can use repurchase agreements to manage cash balances. In a repurchase agreement, we would buy an underlying debt instrument on condition that the seller commits to buy it back at a fixed time and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks.

Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account's seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Accounts will enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in United States Government securities, or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by CREF and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Account; in such event the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


CURRENCY TRANSACTIONS

The value of the Accounts' assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Accounts may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Accounts may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let us "lock in" exchange rates when buying or selling foreign securities. The Accounts will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, the Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Accounts may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that CREF will have flexibility to roll over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder. There is no express limitation on the percentage of an Account's assets that may be committed to foreign currency exchange contracts. The Accounts will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where the Account would be obligated to deliver an amount of foreign currency in excess of the value of the Account's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Account's investment adviser believes will correlate closely to the currency's price movements. The Accounts generally will not enter into forward contracts with terms longer than one year.


SWAP TRANSACTIONS

The Accounts may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, an Account may be able to protect the value of a portion of its portfolio against declines in market value. An Account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While an Account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, CREF would be limited to contractual remedies under the swap agreement. There can be no assurance that CREF will succeed when pursuing its contractual remedies. To minimize an Account's exposure in the event of default, the Accounts will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Account's custodian. To the extent an Account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. (See "Segregated Accounts" below.)

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments described on page B-5.

To the extent that there is an imperfect correlation between the return an Account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. An Account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Accounts to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, an Account's portfolio.


SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, forward purchases of foreign currencies and certain other transactions in which CREF incurs an obligation to make payments in the future, CREF may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate securities as may be permitted by law.


SPECIAL CONSIDERATIONS AFFECTING FOREIGN INVESTMENTS

As described more fully in the Prospectus, certain CREF Accounts may invest in foreign securities including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

On December 31, 1999, foreign investments (including securities held as collateral for stock lending) represented the following percentages of market value for each CREF account:

                                                                          INFLATION-
                   GLOBAL                       EQUITY         BOND         LINKED        SOCIAL       MONEY
      STOCK       EQUITIES       GROWTH          INDEX        MARKET         BOND         CHOICE      MARKET
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT
    ---------     ---------     ---------      ---------     ---------     ---------     ---------   ---------
     21.24%        55.34%         4.94%          0.39%         3.42%          0%           1.29%       8.06%

To meet an account's investment objective, the Finance Committee can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF's charter.


INVESTMENT IN EUROPE

The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European business compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments already in place are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank, and its own currency, the Euro, and a single interest rate structure represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.


INVESTMENT IN THE PACIFIC BASIN

The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging" -- rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.


INVESTMENT IN CANADA

Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.


INVESTMENT IN LATIN AMERICA

Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, among the U.S., Canada and Mexico and the Mercosur agreement among Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have met with some success with gains in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.


OTHER REGIONS

There are developments in other regions and countries around the world that could lead to additional investment opportunities. CREF will monitor these developments and may invest when appropriate. The Stock Account already invests in other regions.


OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

The Accounts may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in an Account's portfolio.


PORTFOLIO TURNOVER

The transactions engaged in by the Accounts are reflected in the Accounts' portfolio turnover rates. The rate of portfolio turnover for each Account is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account's Participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or account operations make a sale advisable.

The Stock Account has no fixed policy with respect to portfolio turnover. In general, however, this Account historically has maintained a portfolio turnover rate that is low in comparison to most equity mutual funds. However, to the extent that investment experience, changing economic conditions, or the availability of transferability and cash distributions so require, this Account may, consistent with its stated investment objective and policies, experience a higher portfolio turnover rate. The Stock Account's portfolio turnover rates for 1999 and 1998 were 29.26% and 34.63%, respectively.

The Global Equities Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1999 and 1998 were 81.30% and 103.31%, respectively.

The Growth Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1999 and 1998 were 69.26% and 97.57%, respectively. The decrease in turnover rates was due in part to the portfolio manager's current views of economic conditions and prospects of the account's investments.

The Equity Index Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account for 1999 and 1998 were 4.89% and 3.98%, respectively.

The Bond Market Account is expected to experience a higher portfolio turnover rate when interest rates are volatile and CREF restructures the portfolio to conserve capital or to secure higher returns. Turnover level could be relatively low during periods when interest rates are stable. The portfolio turnover rates for the Bond Market Account in 1999 and 1998 were 656.58% and 525.32%, respectively. The increase in turnover rates resulted in part from using a trading strategy using "mortgage rolls" through which we "roll over" an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The account also engaged in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are both designed to enhance the account's returns, but they do increase the account's portfolio turnover rate.

The Social Choice Account has no fixed policy on portfolio turnover. The portfolio turnover rates for that Account in 1999 and 1998 were 206.44% and 147.90%, respectively. The increase in turnover rates was due in part to the fixed-income portion of the account utilizing the same "mortgage roll" and "duration-neutral relative value trading" as the Bond Market Account.

The Inflation-Linked Bond Account has no fixed policy on portfolio turnover. The portfolio turnover rates for the Account in 1999 and 1998 were 54.35% and 40.98%, respectively.

No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.


VALUATION OF ASSETS

The assets of each Account are valued as of the close of each valuation day.


THE STOCK ACCOUNT

Investments for which market quotations are readily available are valued at the market value of such investments, which is determined as follows:

     Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities that are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

     Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

     Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by these Accounts. If events materially affecting the value of foreign investments (as determined in our sole discretion) occur between the time when their price is determined and the time the Account's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

     Equity securities traded in the United States may also be valued at fair value as determined in good faith by the Finance Committee of the Board if events materially affecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the Account's net asset value is calculated.

To the extent the Stock Account owns debt instruments (including money market instruments), they will be valued in accordance with the procedures set forth for such instruments for the Bond Market Account (described below).


THE GLOBAL EQUITIES, GROWTH, AND EQUITY INDEX ACCOUNTS

Equity securities for the Global Equities, Growth, and Equity Index Accounts are valued in accordance with the procedures followed by the Stock Account for those securities. To the extent the Global Equities, Growth, and Equity Index Accounts own debt instruments (including money market instruments), they will be valued in accordance with the procedures set forth for such instruments for the Bond Market Account (described below).


THE BOND MARKET ACCOUNT

For the Bond Market Account, fixed-income securities (including money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Values for money market instruments with maturities of one year or less will be obtained from either one or more of the major market makers or from one or more of the financial information services for the securities to be valued. For securities with maturities longer than one year, these values will be derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. To the extent the Bond Market Account owns any equity or foreign securities, they will be valued in accordance with the procedures followed by the Stock Account for those securities, as described on page B-21. We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value. In such cases, securities will be valued at fair value as determined in good faith under the direction of the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole (see "Management," page B-24).


THE INFLATION-LINKED BOND ACCOUNT

For the Inflation-Linked Bond Account, debt instruments (including money market instruments) are valued in accordance with the procedures set forth for the Bond Market Account (described above). To the extent the Inflation-Linked Bond Account owns any equity or foreign securities, they will be valued in accordance with the procedures followed by the Stock Account for those securities, as described on page B-21. We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value. In such cases, securities will be valued at fair value as determined in good faith under the direction of the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole (see "Management," page B-24).


THE SOCIAL CHOICE ACCOUNT

For the Social Choice Account, equity securities are valued in accordance with the procedures followed by the Stock Account for those securities. Those procedures are described on page B-21. Debt instruments (including money market instruments) are valued in accordance with the procedures set forth for the Bond Market Account (described above).

THE MONEY MARKET ACCOUNT

Except as set forth above, money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type) obtained from either one or more of the major market-makers or from one or more of the financial information services for the securities to be valued. Short-term money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis; provided, however, that if the valuation determined using the amortized cost method for such securities is materially different from the actual market value, then such short-term money market instruments will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed.


INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole. (see "Management," page B-24.)


OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the Stock, Global Equities, Growth, Equity Index, and Social Choice Accounts are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Stock, Global Equities, Growth, Equity Index, and Social Choice Accounts' net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when an Account writes a call option, the amount of the premium is included in the Account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from an Account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

MANAGEMENT


CREF OVERSEERS, TRUSTEES AND OFFICERS

The names of the Overseers, Trustees and certain officers of CREF and information about their positions with CREF and their principal occupations during the past five years are shown below.

                                              PRINCIPAL OCCUPATIONS
CREF BOARD OF OVERSEERS*               AGE    DURING PAST 5 YEARS
-------------------------             ----    ----------------------------------
Lucius J. Barker                       71     William Bennett Munro Professor of
Department of Political Science               Political Science, Stanford
Stanford University                           University. Chairperson,
Stanford, California 94305                    Department of Political Science,
                                              Stanford University,  from 1993 to
                                              1996.

William G. Bowen                       66     President, The Andrew W. Mellon
The Andrew W. Mellon Foundation               Foundation.
140 East 62nd Street
New York, New York 10021

Stanley O. Ikenberry                   64     President, American Council on
American Council on Education                 Education, since 1996. Regent
One Dupont Circle                             Professor and President Emeritus,
Washington, D.C. 20036                        University of Illinois, since
                                              1995. Formerly, President,
                                              University of Illinois.

Gertrude G. Michelson                  74     Retired since 1992. Formerly,
R.H. Macy & Co., Inc.                         Senior Vice President, R.H. Macy &
151 West 34th Street                          Co., Inc., Senior Advisor, R.H.
New York, New York 10001-2124                 Macy & Co., Inc., from 1992 to
                                              1994.

Paul A. Volcker                        72     Frederick H. Schultz Professor of
610 Fifth Avenue                              International Economic Policy
Suite 420                                     Emeritus, Princeton University,
New York, New York 10020                      since 1997. Formerly, Henry
                                              Kaufman Visiting Professor,
                                              Leonard N. Stern School of
                                              Business, New York University.
                                              Formerly, Chairman, Federal
                                              Reserve Board.

Clifton R. Wharton, Jr.                73     Formerly, Chairman and Chief
TIAA-CREF                                     Executive Officer of TIAA and
730 Third Avenue                              CREF. Former U.S. Deputy Secretary
New York, New York 10017-3206                 of State.

----------
*Also members of TIAA Board of Overseers.

                                              PRINCIPAL OCCUPATIONS
TRUSTEES OF CREF                       AGE    DURING PAST 5 YEARS
----------------                      ----    ---------------------------------
Robert H. Atwell                       69     President Emeritus, American
447 Bird Key Drive                            Council on Education, and Senior
Sarasota, Florida 34236                       Consultant to A.T. Kearney, Inc.,
                                              since 1996. Formerly, President,
                                              American Council on Education.

Elizabeth E. Bailey (1)                61     John C. Hower Professor of Public
The Wharton School                            Policy and Management, The Wharton
University of Pennsylvania                    School, University of
Suite 3100                                    Pennsylvania.
Steinberg-Dietrich Hall
Philadelphia, Pennsylvania
19104-6372

Joyce A. Fecske (1)                    53     Vice President Emerita, DePaul
11603 Briarwood Lane                          University, since 1994. Formerly,
Burr Ridge, Illinois 60525-5173               Vice President for Human
                                              Resources, DePaul University.

Edes P. Gilbert                        68     Consultant, Independent Education
Independent Education Services                Services, since 1998. Formerly,
49 East 78th Street, Suite 4A                 Head, The Spence School.
New York, New York 10021

Stuart T. K. Ho (3)                    64     Chairman and President, Capital
Capital Investment                            Investment of Hawaii, Inc.
  of Hawaii, Inc.                             Chairman, Gannett Pacific
733 Bishop Street, Suite 1700                 Corporation.
Honolulu, Hawaii 96813

Nancy L. Jacob (2)                     57     President and Managing Principal,
Windermere Investment Associates              Windermere Investment Associates,
121 S.W. Morrison Street, Suite 925           since January 1997. Formerly,
Portland, Oregon 97204                        Chairman and Chief Executive
                                              Officer, CTC Consulting, Inc., and
                                              Executive Vice President, U.S.
                                              Trust of the Pacific Northwest.
----------
(1) Member of Executive Committee
(2) Member of Finance Committee
(3) Member of Executive and Finance Committees

                                              PRINCIPAL OCCUPATIONS
TRUSTEES OF CREF                       AGE    DURING PAST 5 YEARS
----------------                      ----    ---------------------------------
Marjorie Fine Knowles (2)              60     Professor of Law, Georgia State
College of Law                                University College of Law.
Georgia State University
P.O. Box 4037
Atlanta, Georgia 30302-4037

Bevis Longstreth (3)                   66     Of Counsel, Debevoise & Plimpton,
Debevoise & Plimpton                          since 1998. Formerly, Partner,
875 Third Avenue                              Debevoise & Plimpton. Formerly,
New York, New York 10022-6225                 Adjunct Professor of Law, Columbia
                                              University.

Robert M. Lovell, Jr. (2)              69     Founding Partner, First Quadrant
First Quadrant L.P.                           L.P. Formerly, Chairman and Chief
Village Road                                  Executive Officer, First Quadrant
Green Village, New Jersey 07935               Corp.

Stephen A. Ross (2)                    56     Franco Modigliani Professor of
Sloan School of Management                    Finance and Economics, Sloan
Massachusetts Institute                       School of Management,
of Technology                                 Massachusetts Institute of
77 Massachusetts Avenue                       Technology. Co-Chairman, Roll &
Cambridge, Massachusetts 02139                Ross Asset Management Corp.
                                              Formerly, Sterling Professor of
                                              Economics and Finance, Yale School
                                              of Management, Yale University.

Eugene C. Sit (3)                      61     Chairman, Chief Executive Officer,
Sit Investment Associates, Inc.               and Chief Investment Officer, Sit
4600 Norwest Center                           Investment Associates, Inc., and
90 South Seventh Street                       Sit/Kim International Investment
Minneapolis, Minnesota 55402-4130             Associates, Inc.

Maceo K. Sloan (2)                     50     Chairman and Chief Executive
NCM Capital Management Group, Inc.            Officer, Sloan Financial Group,
103 West Main Street, Suite 400               Inc., and NCM Capital Management
Durham, North Carolina 27701-3638             Group, Inc.


----------
(1)  Member of Executive Committee
(2)  Member of Finance Committee
(3)  Member of Executive and Finance Committees

                                              PRINCIPAL OCCUPATIONS
TRUSTEES OF CREF                       AGE    DURING PAST 5 YEARS
----------------                      ----    ----------------------------------
David K. Storrs (2)                    55     President and Chief Executive
Alternative Investment                        Officer, Alternative Investment
Group, LLC                                    Group, LLC, since August 1996.
65 South Gate Lane                            Formerly, Adviser to the
Southport, Connecticut 06490                  President, The Common Fund, from
                                              January 1996 to October 1996;
                                              President and Chief Executive
                                              Officer, The Common Fund, from
                                              1993 to 1995.

Robert W. Vishny (2)                   41     Eric J. Gleacher Professor of
University of Chicago                         Finance, University of Chicago,
Graduate School of Business                   Graduate School of Business,
1101 East 58th Street                         since 1993. Founding Partner, LSV
Chicago, Illinois 60637                       Asset Management.

OVERSEER-OFFICER-TRUSTEE**
-------------------------
John H. Biggs (3)                      63     Chairman and Chief Executive
                                              Officer, CREF and TIAA, since
                                              1993. President, CREF and TIAA,
                                              since 1997. President and Chief
                                              Operating Officer, CREF and TIAA,
                                              1989 to 1993. Trustee, TIAA-CREF
                                              Mutual Funds, since 1997.

OFFICER-TRUSTEE**
-----------------
Martin L. Leibowitz (3)                63     Vice Chairman and Chief Investment
                                              Officer, CREF and TIAA, since
                                              1995. Trustee, President and Chief
                                              Executive Officer, TIAA-CREF
                                              Investment Management, LLC
                                              ("Investment Management"),
                                              Director, President and Chief
                                              Executive Officer, Teachers
                                              Advisors, Inc. ("Advisors") and
                                              Chief Investment Officer, TIAA
                                              Separate Account VA-1, since 1995.
                                              Trustee and Chief Investment
                                              Officer, TIAA-CREF Mutual Funds,
                                              since 1997. Executive Vice
                                              President, Investments, CREF and
                                              TIAA, from June 1995 to November
                                              1995. Formerly, Managing
                                              Director-Director of Research and
                                              a Member of the Executive
                                              Committee, Salomon Brothers, Inc.

Messrs Biggs, Leibowitz and Longstreth are deemed "interested persons" of CREF within the meaning of the Investment Company Act of 1940.

----------

** The address for all CREF Officers is 730 Third Avenue, New York, New York 10017-3206.
(1)  Member of Executive Committee
(2)  Member of Finance Committee
(3)  Member of Executive and Finance Committees

                                              PRINCIPAL OCCUPATIONS
OTHER OFFICERS**                       AGE    DURING PAST 5 YEARS
----------------                      ----    ---------------------------------
Richard J. Adamski                     58     Vice President and Treasurer, CREF
                                              and TIAA, since 1991. Vice
                                              President and Treasurer,
                                              Investment Management, TIAA-CREF
                                              Individual & Institutional
                                              Services, Inc. ("Services"), since
                                              1992, Teachers Personal Investors
                                              Services, Inc. ("TPIS") and
                                              Advisors, since 1994, and
                                              TIAA-CREF Mutual Funds since 1997,
                                              Vice President and Treasurer,
                                              TIAA-CREF Life Insurance Company
                                              ("TIAA-CREF Life"), since 1998.

Richard L. Gibbs                       53     Executive Vice President, CREF,
                                              TIAA, Investment Management and
                                              Services, since 1993, Advisors
                                              since 1994 and TIAA-CREF Mutual
                                              Funds since 1997. Vice President,
                                              Investment Management and
                                              Services, from 1992 to 1993.
                                              Director, Executive Vice
                                              President, and Chief Financial
                                              Officer, TIAA-CREF Life, since
                                              1998. Formerly, Vice President,
                                              Finance, CREF and TIAA.

E. Laverne Jones                       51     Vice President and Corporate
                                              Secretary, CREF and TIAA since
                                              1998. Formerly, Senior Counsel,
                                              TIAA and CREF.


----------
** The address for all CREF Officers is 730 Third Avenue, New York, New York 10017-3206

COMPENSATION OF CREF TRUSTEES

In 1999, the basic annual stipend for trustees who are not officers of CREF ("non-officer trustees") was $25,000; non-officer trustees were also paid $1,500 for each board and committee meeting attended. In addition, non-officer trustees who serve as chairpersons of committees receive an additional annual stipend of $3,000. Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.

CREF has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA accounts, as elected by the non-employee trustee. Benefits will normally be paid in a lump sum after the trustee leaves the board. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their compensation and allocate it to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also normally paid in a lump sum after the trustee leaves the board.

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF fund complex for each non-officer trustee for the year ended December 31, 1999. The TIAA-CREF fund complex consists of five investment companies: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds.

                                          LONG-TERM PERFORMANCE
                                          DEFERRED COMPENSATION      TOTAL
                            AGGREGATE         CONTRIBUTION        COMPENSATION
                        COMPENSATION FROM      AS PART OF        FROM TIAA-CREF
           NAME               CREF            CREF EXPENSES      FUND COMPLEX(1)
--------------------------------------------------------------------------------
Robert H. Atwell           $54,483.87          $12,379.94        $56,500.00
Elizabeth E. Bailey        $57,463,93          $12,379.94        $59,500.00
Gary P. Brinson(3)         $ 7,696,86          $ 3,113.93        $ 7,750.00
Joyce A. Fecske            $48,533.69          $12,379.94        $50,500.00
Edes P. Gilbert            $61,918.95          $12,379.94        $64,000.00
Stuart Tse Kong Ho         $39,614.60          $12,379.94        $41,500.00
Nancy L. Jacob             $45,564.96          $12,379.94        $47,500.00
Marjorie Fine Knowles(2)   $44,086.47          $12,379.94        $44,500.00
Jay O. Light(3)            $32,197.14          $12,379.94        $34,000.00
Bevis Longstreth           $45,568.33          $12,379.94        $46,000.00
Robert M. Lovell, Jr(2)    $42,593.96          $12,379.94        $47,500.00
Stephen A. Ross(2)         $44,088.33          $12,379.94        $44,500.00
Eugene C. Sit              $52,996.65          $12,379.94        $55,000.00
Maceo K. Sloan             $44,080.04          $12,379.94        $46,000.00
David K. Storrs            $44,079.88          $12,379.94        $46,000.00
Robert W. Vishny           $48,531.37          $12,379.94        $50,500.00

(1) Includes portion of fees attributed to service on the TIAA-CREF Mutual Funds Board and/or TIAA-CREF Institutional Mutual Funds Board.

(2) This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plans for non-officer trustees. Excluding this year's deferrals, a total of $2,839,788.61 earned across the fund complex has been deferred for prior years' service, including interest through year-end 1998, for all current trustees who had elected to defer their compensation.

(3) Messrs. Brinson and Light separated from the Board effective January 31, 1999 and November 1, 1999, respectively.

INVESTMENT ADVISORY AND RELATED SERVICES

Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management is a nonprofit subsidiary of TIAA, CREF's companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940. Investment Management manages the investment and reinvestment of the assets of each Account, subject to the direction and control of the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board as a whole. The advisory personnel of Investment Management perform all research, make recommendations, and place orders for the purchase and sale of securities. Investment Management also provides for all portfolio accounting, custodial and related services for the assets of each Account.

The total dollar amounts of expenses for the Stock Account attributable to investment advisory services during 1999, 1998, and 1997 were $117,350,000, $111,046,150, and $78,247,519, respectively. During 1999, 1998, and 1997, the total dollar amounts of investment advisory expenses for the Global Equities Account were $10,059,530, $9,609,538, and $7,653,693, respectively. During 1999,
1998, and 1997, the total dollar amounts of investment advisory expenses for the Growth Account were $10,523,736, $8,434,363, and $4,314,919, respectively.
During 1999, 1998, and 1997, the total dollar amounts of investment advisory expenses for the Equity Index Account were $2,748,226, $1,920,671, and $1,120,769, respectively. During 1999, 1998, and 1997, the total dollar amounts of investment advisory expenses for the Bond Market Account were $2,558,717, $1,726,863, and $795,515, respectively. During 1999, 1998 and 1997 (May 1 to
December 31), the total dollar amounts of investment advisory expenses for the Inflation-Linked Bond Account were $172,410, $116,806, and $56,096 respectively. During 1999, 1998, and 1997, the total dollar amounts of investment advisory expenses for the Social Choice Account were $3,287,360, $2,086,282, and $1,379,951, respectively. During 1999, 1998, and 1997, the total dollar amounts of investment advisory expenses for the Money Market Account were $4,111,341, $3,080,258, and $1,883,711, respectively.


PERSONAL TRADING POLICY

CREF has adopted a personal trading policy (the "Policy") under Rule 17j-1 of the Investment Company Act of 1940. Under the Policy, personnel of Investment Management and members of their households are limited in trading for their own accounts. The Policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by CREF.

The Policy can be reviewed and copied at SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

CUSTODY OF PORTFOLIO

The custodians for the assets of the Accounts are as follows:

STOCK, GLOBAL EQUITIES, GROWTH, AND EQUITY INDEX ACCOUNTS. Bankers Trust Company, 130 Liberty Street, New York, New York 10006, acts as the custodian for all of these accounts' domestic assets. It also acts as custodian for certain Japanese securities through subcustodial arrangements. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245, is responsible for the custody of all foreign securities and other foreign assets, other than those held by Bankers Trust. These securities are held in foreign branches of The Chase Manhattan Bank or in the subcustody of either foreign banks or trust companies that are members of The Chase Manhattan Bank's global custody network or foreign depositories used by such members.

BOND MARKET ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for all assets of the Bond Market Account.

INFLATION-LINKED BOND ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for all assets of the Inflation-Linked Bond Account.

SOCIAL CHOICE ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for the bonds and money market instruments held by the Social Choice Account. Bankers Trust Company, 130 Liberty Street, New York, New York 10006, acts as the custodian for the equities held by the Social Choice Account.

MONEY MARKET ACCOUNT. The Bank of New York, One Wall Street, New York, New York 10286, acts as the custodian for all assets of the Money Market Account.


AUDITORS

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as CREF's independent auditors and, in that regard, provides general auditing services for CREF.


BROKERAGE ALLOCATION

Investment Management is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is Investment Management's intention to place brokerage orders with the objective of obtaining the best price, execution and available-research and other data. When purchasing or selling securities traded on the over-the-counter market, Investment Management generally will execute the transaction with a broker engaged in making a market for such securities. When Investment Management deems the purchase or sale of a security to be in the best interests of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Investment Management deems the purchase or sale of a security to be in the best interests of an account, its personnel also may, consistent with their fiduciary obligations, decide to buy or sell a security for that account at the same time as for (i) TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds or TIAA-CREF Institutional Mutual Funds, which they may also be managing on behalf of Teachers Advisors, Inc., an investment adviser also affiliated with TIAA, or
(ii) any other investment company whose assets

Investment Management may be managing. In those events, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Investment Management to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts. Currently, some foreign brokerage commissions are fixed under the local law and practice. There is, however, an ongoing trend to adopt a new system of negotiated commissions in many countries.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer's purchase and sales prices, rather than as a broker, charging a proportional or fixed fee.

Investment Management will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Investment Management follows guidelines established by CREF for the placing of orders with brokers providing such services.

In 1999, the aggregate amount of brokerage commissions paid by the Stock, the Global Equities, and the Growth Accounts to such brokers as a result of such allocations was $24,409,000, $5,333,000, and $5,511,000, respectively. Research or services obtained for one Account may be used by Investment Management in managing the other Accounts. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with Investment Management's fiduciary obligations to the other Accounts.

Research or services obtained for TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds or TIAA-CREF Institutional Mutual Funds may be used by personnel of Teachers Advisors, Inc. who also manage the CREF Accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Teachers Advisors, Inc.

The aggregate amount of brokerage commissions paid by the Stock Account during 1999, 1998, and 1997 was $54.2 million, $62.1 million, and $40.5 million, respectively. The aggregate amount of brokerage commissions paid by the Global Equities Account in 1999, 1998 and 1997 was $15.5 million, $12.5 million, and $10.5 million, respectively. The aggregate amount of brokerage commissions paid by the Growth Account in 1999, 1998, and 1997 was $9.0 million, $6.9 million, and $2.9 million, respectively. The aggregate amount of brokerage commissions paid by the Equity Index Account in 1999, 1998, and 1997 was $210,685, $244,823, and $179,756 respectively. The aggregate amount of brokerage commissions paid by the Social Choice Account in 1999, 1998, and 1997 was $78,159, $112,476, and $25,648, respectively. No brokerage commissions were paid by the Money Market Account, the Bond Market Account, or the Inflation-Linked Bond Account during 1999, 1998, or 1997.

During 1999 the CREF Accounts acquired securities of certain of their regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the securities held by the Accounts as of December 31, 1999 are set forth below:

STOCK ACCOUNT
     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
        Lehman Brothers Inc. (Parent-Lehman Brothers Holdings)                                  $ 51,915,046.56
        Goldman, Sachs & Co. (Parent-Goldman Sachs Group)                                       $ 54,835,962.50
        Credit Suisse First Boston (Parent-Credit Suisse Group)                                 $127,716,754.54
        Merill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co. Inc.)                  $168,606,707.00
        Morgan Stanley & Co, Inc. (Parent-Morgan Stanley Dean Witter & Co.                      $500,591,845.75
     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
        Goldman Sachs & Co. (Parent-Goldman Sachs Group)                                        $ 54,835,962.50
        JP Morgan Securities, Inc. (Parent-JP Morgan & Co. Inc.)                                $124,747,024.63
        CS First Boston Corp. (Parent-Credit Suisse Group)                                      $127,716,754.54
        Merrill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co. Inc.)                 $168,606,707.00
        Morgan Stanley & Co. Inc. (Parent-Morgan Stanley Dean Witter & Co.)                     $500,591,845.75

GLOBAL EQUITIES ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
        Merrill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co. Inc.)                 $  1,587,669.00
        CS First Boston (Parent-Credit Suisse Group)                                            $  3,823,165.74
        Morgan Stanley & Co. (Parent-Morgan Stanley, Dean Witter & Co.)                         $ 31,704,775.00
     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
        JP Morgan Securities Inc. (Parent-JP Morgan & Co. Inc.)                                 $  1,423,771.50
        Merrill Lynch Pierce Fenner & Smith (Parent-Merrill Lynch & Co. Inc.)                   $  1,587,669.00
        CS First Boston (Parent-Credit Suisse Group)                                            $  3,823,165.74
        Morgan Stanley & Co. (Parent-Morgan Stanley, Dean Witter & Co.)                         $ 31,704,775.00

GROWTH ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
        Goldman Sachs & Co. (Parent-Goldman Sachs Group)                                        $     65,931.25
     B. REGULAR BROKER OR DEALER BASED ON BROKERAGE ENTITIES ACTING AS PRINCIPAL
                                  NONE

EQUITY INDEX ACCOUNT
     A. REGULAR BROKER OR DEALER BASED ON COMMISSIONS PAID
        Bear Stearns & Co. Inc.(Parent-Bear Stearns Co.)                                         $ 1,844,748.00
        Goldman Sachs & Co. (Parent-Goldman Sachs Group)                                         $ 1,949,681.25
     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
        Goldman Sachs & Co. (Parent-Goldman Sachs Group)                                         $ 1,949,681.25
        Lehman Brothers Inc. (Parent-Lehman Brothers Holdings)                                   $ 3,744,881.25
        JP Morgan Securities Inc. (Parent-JP Morgan & Co. Inc.)                                  $ 8,099,568.13
        Merrill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co. Inc.)                  $10,871,700.00
        Chase Securities, Inc. (Parent-Chase Manhattan Corp.)                                    $23,503,420.88
        Morgan Stanley & Co. Inc. (Parent-Morgan Stanley, Dean Witter & Co.)                     $29,024,786.50

BOND MARKET ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
                                  NONE
     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
                                  NONE

INFLATION-LINKED BOND ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
                                  NONE
     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
                                  NONE

SOCIAL CHOICE ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
                                  NONE
     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
        Merrill Lynch, Pierce, Fenner & Smith (Parent-Merrill Lynch & Co. Inc.)                 $ 10,487,600.00

MONEY MARKET ACCOUNT

     A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID
                                  NONE
     B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL
                                  NONE

PERFORMANCE INFORMATION


TOTAL RETURN INFORMATION FOR THE ACCOUNTS

Total return quotations for the Accounts may be advertised. Total return quotations will reflect all aspects of an Account's return. Average annual total returns are determined by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that reflect the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year period through the end of that period, according to the following formula:

                        n
                  P(1+T)  = EV
         where:   P = hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years in the period
                 EV = ending value of the hypothetical investment
                      at the end of the 1-, 5-, or 10-year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the 1-, 5-, or 10-year period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the Account and all expense deductions made against the assets of the Account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). CREF then solves the equation for T to derive the average annual compounded rate of return for the Accounts over the span of 1, 5, or 10 years, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.


YIELD INFORMATION FOR THE BOND MARKET AND INFLATION-LINKED BOND ACCOUNTS

Yield quotations for the Bond Market and Inflation-Linked Bond Accounts may be made available, including yield quotations based upon the thirty-day (or one-month) period ended on the date of calculation, computed by dividing the net investment income attributable to the accumulation fund for the Account by the value of a hypothetical accumulation on the last day of the period, according to the following formula:

                                           6
                  YIELD = 2([(a - b)/cd +1]  - 1)

         where:   a = interest and dividends attributable to the
                      accumulation fund earned during the period
                  b = expense deductions incurred during the period c = average daily number of accumulation units outstanding during the period
                  d = accumulation unit value on the last day of the period

Any yield quoted should not be considered a representation of the yield of the Bond Market or Inflation-Linked Bond Account in the future.


YIELD INFORMATION FOR THE MONEY MARKET ACCOUNT

Yield quotations for the Money Market Account, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical preexisting account with a balance of one accumulation unit. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of accumulation and annuity unit values). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure, which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Account for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Account's investments, and is calculated by the use of the following formula:

                                                         365/7
               Effective Yield = (Base Period Return + 1)      - 1

The Money Market Account's yield fluctuates, unlike many bank deposits or other investments that pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors. In addition, the values of accumulation and annuity units will fluctuate.


INFLATION-ADJUSTED RETURN AND YIELD INFORMATION FOR THE INFLATION-LINKED BOND ACCOUNT

In addition to making available the "nominal" return and yield information described above for the Inflation-Linked Bond Account, we may also make available inflation-adjusted or "real" return and yield information for the Account. This inflation-adjusted or "real" return and yield information will help Participants track the performance of the Account vis a vis inflation by separating out the return or yield for the Account over and above the inflation rate. For example, if you buy a bond paying a 7% nominal rate and inflation over the next year is 5%, your "real" rate of return would be 2%. We would calculate the "real" yield for the Account by using the 30-day yield formula that we use for the Bond Market Account and adapting it as follows:

                                                           6
                      YIELD real = 2([(a - b(real)/cd + 1]  - 1)
                  where a (real) = the sum of the total nominal cash flows for all bonds, discounted for inflation over a thirty-day period in accordance with the following formula:

                        a (real) = a - a (^U.S. CPI-U)

              where U.S. CPI - U = percentage change in the U.S. inflation rate over a thirty-day period as measured by the change in the Consumer Price Index For Urban Consumers during that period.

We would calculate "real" return information for the Account by using the formula that we currently use to calculate total return for the CREF accounts set forth on page B-35. In order to calculate real return, however, we would need to calculate the accumulation unit value in real terms by discounting the nominal accumulation unit value (AUV) by the change in the U.S. inflation rate during the applicable period. To do this, we would use the following formula:

                     ^AUV (real) = ^AUV - ^U.S. CPI-U

                where U.S. CPI-U = percentage change in the U.S. inflation rate over a thirty-day period as measured by the change in the Consumer Price Index for Urban Consumers during that period.

Set forth below is total return information for the Accounts, which reflects all deductions made from the assets in the Accounts, applied to a hypothetical investment of $1,000 in each of the Accounts:

                                                      STOCK ACCOUNT
                                                      -------------
                                           AVERAGE ANNUAL
                                           COMPOUND RATES     CUMULATIVE RATES
PERIOD                                     OF TOTAL RETURN     OF TOTAL RETURN
------                                     ---------------    ----------------
1 year
(January 1, 1999 to December 31, 1999)           21.48%              21.48%

5 years
(January 1, 1995 to December 31, 1999)           24.16%             195.03%

10 years
(January 1, 1990 to December 31, 1999)           15.93%             338.39%

                                                 GLOBAL EQUITIES ACCOUNT
                                                 ----------------------
                                           AVERAGE ANNUAL
                                           COMPOUND RATES      CUMULATIVE RATES
PERIOD                                     OF TOTAL RETURN      OF TOTAL RETURN
------                                     ---------------      ---------------
1 year
(from January 1, 1999 to December 31, 1999)      36.05%               36.05%

5 years
(from January 1, 1995 to December 31, 1999)     22.02%               170.48%

                                                       GROWTH ACCOUNT
                                                       ---------------
                                           AVERAGE ANNUAL
                                           COMPOUND RATES     CUMULATIVE RATES
PERIOD                                     OF TOTAL RETURN     OF TOTAL RETURN
------                                     ---------------     ---------------
1 year
(from January 1, 1999 to December 31, 1999)      32.52%              32.52%

5 years
(from January 1, 1995 to December 31, 1999)      30.86%             283.71%

                                                    EQUITY INDEX ACCOUNT
                                                    --------------------
                                           AVERAGE ANNUAL
                                           COMPOUND RATES     CUMULATIVE RATES
PERIOD                                     OF TOTAL RETURN     OF TOTAL RETURN
------                                     ---------------     ---------------
1 year
(from January 1, 1999 to December 31, 1999)      20.82%              20.82%

5 years
(from January 1, 1995 to December 31, 1999)      26.64%             225.67%

                                                     BOND MARKET ACCOUNT
                                                    ---------------------
                                           AVERAGE ANNUAL
                                           COMPOUND RATES      CUMULATIVE RATES
PERIOD                                     OF TOTAL RETURN      OF TOTAL RETURN
------                                     ---------------      ---------------
1 year
(from January 1, 1999 to December 31, 1999)      -1.12%               -1.12%

5 years
(from January 1, 1995 to December 31, 1999)       7.40%              42.92%

9 years and 10 months
(from March 1, 1990 commencement of
  operations to December 31, 1999)                7.68%              107.10%

                                                 INFLATION-LINKED BOND ACCOUNT
                                                 -----------------------------
                                            AVERAGE ANNUAL
                                            COMPOUND RATES      CUMULATIVE RATES
PERIOD                                      OF TOTAL RETURN      OF TOTAL RETURN
------                                      ---------------      ---------------
1 year
(from January 1, 1999 to December 31, 1999)        2.10%                2.10%

2 years and 8 months
(from May 1, 1997 date of SEC registration
  to December 31, 1999)                            3.06%                8.39%

                                                     SOCIAL CHOICE ACCOUNT
                                                     ---------------------
                                            AVERAGE ANNUAL
                                            COMPOUND RATES      CUMULATIVE RATES
PERIOD                                      OF TOTAL RETURN      OF TOTAL RETURN
------                                      ---------------      ---------------
1 year
(from January 1, 1999 to December 31, 1999)       10.80%               10.80%

5 years
(from January 1, 1995 to December 31, 1999)       19.63%              145.04%

 9 years and 10 months
(from March 1, 1990 commencement of
  operations to December 31, 1999)                14.64%              283.85%

                                                   MONEY MARKET ACCOUNT
                                                   --------------------
                                           AVERAGE ANNUAL
                                           COMPOUND RATES      CUMULATIVE RATES
PERIOD                                     OF TOTAL RETURN      OF TOTAL RETURN
------                                     ----------------    ----------------
1 year
(from January 1, 1999 to December 31, 1999)       4.98%                4.98%

5 years
(from January 1, 1995 to December 31, 1999)       5.42%               30.21%

10 years
(from January 1, 1990 to December 31, 1999)       5.24%               66.59%

PERFORMANCE COMPARISONS

Performance information for any of the Accounts may be compared, in advertisements, sales literature, and reports to Participants and employers, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index,
(8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index,
(10) Russell 1000, 2000, and 3000 indices, (11) IBC's Money Fund Report Averages, (12) Salomon Brothers Broad Investment Grade Index, (13) Merrill Lynch Corporate Government Master Index, (14) Lehman Brothers Government/Corporate Bond Index, (15) Lehman Brothers Aggregate Bond Index, (16) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (17) a Composite Index, composed of the Standard & Poor's 500 Stock Index (60%) and the Lehman Brothers Aggregate Bond Index (40%), which measures the investment performance of a balanced portfolio of stocks and bonds, (18) the Morgan Stanley Capital International World Index, (19) the Morgan Stanley EAFE Index, (20) VARDS, (21) Salomon Brothers Inflation-Linked Securities Index, and
(22) Morningstar, Inc. We may also include the performance of these indices in advertisements, and discuss their sponsors' comments about us. The Accounts' expenses may also be compared with those of other investments.

We may also advertise ratings that CREF receives from various rating services and organizations, including but not limited to any organization listed above. We may also advertise ratings received by TIAA. The performance of the Accounts also may be compared to other indices or averages that measure performance of a pertinent group of securities. Participants should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Accounts and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the Accounts will continue their performance as compared to such indices.

The Stock Account and the Equity Index Account are not promoted, sponsored, endorsed or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Stock Account or Equity Index Account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 index. Frank Russell Company has no obligation to take the needs of the Stock Account, the Equity Index Account, or their Participants into consideration in determining the index. Frank Russell Company's publication of the Russell 3000 index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the index or any data included in the index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index or any securities comprising the index. Frank Russell makes no express or implied warranties of any kind or nature, including without limitation, warranties of merchantability or of fitness for a particular purpose with respect to the index or any data or securities included therein.


ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

CREF may illustrate in advertisements, sales literature and reports to Participants the effects of tax deferral and/or compounding of earnings on an investment in CREF. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, vary depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

CREF may also illustrate in advertisements, sales literature and reports to Participants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time.


ACCUMULATION UNIT VALUES

For each CREF Account, accumulation unit values are calculated at the end of each valuation day by multiplying the previous day's values by the unit change factor for each Account. The unit change factor is calculated as A divided by B, where A and B are defined as:

          A. The value of the Account's net assets at the close of the current valuation period, less premiums received during the current period.

          B. The value of the Account's net assets at the end of the previous valuation period, plus the net effect of transactions made by the start of the current period.

ANNUITY PAYMENTS

The amount of the annuity payments to be paid to a Participant or beneficiary ("annuitant") will depend upon the number and the value of the annuity units payable. The number of annuity units is first determined on the annuity starting date. The amount of the annuity payments will change according to the income change method chosen. Separate annuity units will be maintained in each annuity fund for payments being made under each of the two income change methods.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year -- the payment valuation date. Annuity payments change beginning May 1. The change reflects the net investment experience of the chosen Account(s) as well as the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' annually revalued annuity fund. (The net investment and mortality experience for the twelve months following the annual revaluation of an Account's annuity unit value will be reflected in the following year's value.) All Accounts provide annuity payments.

Under the monthly income change method, the value of an annuity unit for payments is redetermined on the 20th of each month or on the preceding business day if the 20th is not a business day. Annuity payments change on the following payment due date. This monthly change reflects the net investment experience of the chosen Account(s). The value of the annuity unit is also redetermined at the end of each calendar quarter to reflect the past and anticipated mortality experience of those individuals receiving annuity payments from the Accounts' monthly revalued annuity fund.

Annuitants can be said to bear the mortality risk under the certificate. How much you or your beneficiary receive in annuity payments from any account depends partly on the mortality experience of the annuity fund from which the payments are made. For example, if the people receiving income from an account's annually revalued annuity fund, as a group, live longer than expected, the amount payable to each will be less than if, as a group, they die sooner than expected. So the "mortality risk" of each CREF account's annuity funds falls on those who receive income from it.

The formulas for calculating the number and value of annuity units payable are set forth below.


CALCULATION OF THE NUMBER OF ANNUITY UNITS PAYABLE

When a Participant or a beneficiary converts the value of all or a portion of his or her accumulation into an income option or method of payment, the number of annuity units payable from an Account is determined by dividing the value of the accumulation in the Account to be applied to provide the annuity payments by the product of the annuity unit value and an annuity factor. The annuity factor is the value as of the annuity starting date of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable and continuing for as long as such annuity units are payable. When, in accordance, with his or her TIAA traditional payout annuity contract, a participant (or beneficiary) transfers the value of annuity payments under that contract to an income option or method of payment payable from CREF, the number of annuity units payable from the account to which the transfer is made is determined in the same manner.

When the chosen income option or method of payment involves life contingencies, the annuity factor will reflect interest assumed at the effective annual rate of 4% and mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. In these instances, mortality will be based on the then current CREF settlement mortality schedules. CREF reserves the right to change the mortality assumptions from time to time to conform with changes in the mortality experience of CREF annuitants.

When the income option or method of payment does not involve life contingencies, the annuity factor is calculated with interest assumed at the effective annual rate of 4%.


VALUE OF ANNUITY UNITS

The value of an annuity unit is defined in terms of a "basic annuity unit" which is established each year, as of March 31, for each income change method in each Account then providing annuity payments.

The value of the basic annuity unit is determined for each income change method in each Account as A divided by B, where A and B are defined as follows:

          A. The Account's annuity fund for the income change method as of March 31, reduced by the dollar amount of benefits payable under the income change method on April 1 under pay-out certificates in the Account as of March 31.

          B. The actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out certificates in the Account as of March 31. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the current mortality rates of CREF annuitants.

For Participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund in each Account as of each valuation day. The interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

For Participants under the annual income change method, the value of the annuity unit will remain the same until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the basic annuity unit value determined as of such March 31. For Participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month.

When a Participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one CREF Account to another, the number of annuity units added to the CREF Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method for the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method for the Account to which the annuity units are being transferred. For transfers on days other than March 31, under the annual pay-ment income change method, the amount of annuity payments will not change following a transfer, until the basic annuity unit values are redetermined on the following March 31. Under the monthly income change method and for all transfers to or from the TIAA traditional annuity, your payments will change with the payment due after the first payment valuation date following the transfer date. Switches between the monthly and the annual income change methods will be effective only on March 31.

The value of annuity units transferred from a CREF Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

          A. The present value of the payments due after the first payment valuation date following the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

          B. The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

The value of annuity units transferred from a CREF Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date following the transfer date continuing for as long as such annuity units are payable.

The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for Participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.


MODIFICATION

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the New York State Superintendent of Insurance.


INFORMATION ON CHANGES IN THE VALUE OF ANNUITY UNITS

Information with respect to the percentage changes in the value of a basic annuity unit over stated periods for each Account providing annuity payments may be provided. This information provides the average annual percentage changes and cumulative percentage changes in the basic annuity unit value of an Account over 1-, 5- and 10-year periods commencing on May 1. For Participants who have already begun receiving annuity income as of the March 31 immediately preceding the start of each period, this reflects the growth (or decline) in the value of the basic annuity unit from May 1 as of the start of the stated period to May 1 as of the end of the stated period. The average annual percentage change in the basic annuity unit value is determined according to the following formula:

           n
  A (1 + K)  = B

           where: A =    basic annuity unit value determined as of March 31 for
                         payments due during the 12-month period commencing on May 1 at the start of the period

                 K =     average annual percentage change

                 n =     number of years in the period

                 B = basic annuity unit value determined as of March 31 for payments due during the 12-month period commencing on May 1 at the end of the period.

The equation is then solved for K to derive the average annual percentage change in the basic annuity unit value over the span of 1, 5 or 10 years. The cumulative percentage change simply reflects the percentage change in the basic annuity unit value, B divided by A minus 1, over such period.

Information on changes in the value of a basic annuity unit is set forth below:

                                              AVERAGE ANNUAL CHANGES IN BASIC ANNUITY UNIT VALUE
                                              --------------------------------------------------
                                           GLOBAL              EQUITY     BOND     INFLATION-    SOCIAL     MONEY
                                  STOCK   EQUITIES    GROWTH    INDEX    MARKET    LINKED BOND   CHOICE    MARKET
                                 ------   --------   --------  -------  --------- ------------   -------   -------
Year ended May 1, 2000            19.95%    33.63%    33.82%     17.43%  (2.61)%      2.00%       7.02%     1.51%

5 Years ended May 1, 2000         19.42%    17.51%    26.10%     20.60%       --         --      13.77%     1.02%

10 Years ended May 1, 2000        12.59%        --        --         --       --         --          --     0.74%

                                                 CUMULATIVE CHANGE IN BASIC ANNUITY UNIT VALUE
                                                 ---------------------------------------------
                                           GLOBAL              EQUITY     BOND     INFLATION-    SOCIAL     MONEY
                                  STOCK   EQUITIES    GROWTH    INDEX    MARKET    LINKED BOND   CHOICE    MARKET
                                 ------   --------   --------  -------  --------- ------------   -------   -------
Year ended May 1, 2000            19.95%    33.63%    33.82%     17.43%  (2.61)%      2.00%       7.02%     1.51%

5 Years ended May 1, 2000        142.93%   124.08%   218.84%    155.12%       --         --      90.62%     5.21%

10 Years ended May 1, 2000       226.70%       --        --         --        --         --         --      7.66%

The average annual and cumulative changes in the basic annuity unit value of the Global Equities Account since inception in 1992 were 14.10% and 184.13%, respectively. The average annual and cumulative changes in the basic annuity unit value for the Growth and Equity Index Accounts since inception in 1994 were 23.64% and 251.04%, and 18.83% and 177.58%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Bond Market Account since it became a pay-out option on April 1, 1996 were 1.52% and 6.24%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Inflation-Linked Bond Account since May 1, 1997 were 2.22% and 6.63%, respectively. The average annual and cumulative changes in the basic annuity unit value of the Social Choice Account since inception in 1991 were 9.97% and 135.23%, respectively.

It is assumed in calculating the annuity unit values that the assets in the annuity funds will increase at a 4% rate of return. Therefore, the above figures reflect the difference between CREF's net earnings rate and the assumed 4% rate. The above figures also reflect all deductions made from the assets of the relevant Account, as well as the annuity fund's mortality experience. CREF's past experience should not be considered a prediction of future changes in annuity unit values. The basic annuity unit value for each annuity fund in each Account is determined as of March 31 of each year, and changes every year on May
1. For current annuity unit values, please contact CREF.

PERIODIC REPORTS

Prior to the time an entire accumulation has been applied to provide annuity payments, a Participant will be sent a statement each quarter that sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the Participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any repurchase or transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the Participant's accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; and (6) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will transmit to Participants, at least semiannually, reports showing the financial condition of CREF, and a schedule of investments held in each Account in which they have accumulations.


VOTING RIGHTS

How many votes a Participant can cast on matters that require a vote of Participants will be determined separately for each CREF Account. On the record date, you'll have one vote per dollar of your assets in each Account's accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account's annuity fund. Issues that affect all the CREF Accounts in substantially the same way will be voted on by all Participants, without regard to the individual CREF Accounts. Issues that don't affect an Account won't be voted on by the Account. Issues that affect all Accounts, but in which their interests aren't substantially the same, will be voted on separately by each Account.

When we use the phrase "majority of outstanding voting securities" in the Prospectus and in this Statement of Additional Information, we mean the lesser of (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. Depending on what's being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10% of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict Participant voting rights, we reserve the right to act as permitted.


GENERAL MATTERS


NO ASSIGNMENT OF CERTIFICATES

No assignment, pledge, or transfer of a certificate, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under an RA certificate to a Participant by an employer under a delayed vesting arrangement, may be permitted.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.


DISSOLVED INSTITUTIONS

If your present or past employer dissolves or ceases operation, special rules will apply to your accumulation. For more information, contact us directly (see below).


CONTACTING CREF

We won't consider any notice, form, request, or payment to have been received by CREF until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, New York 10017. You can ask questions by calling toll-free 1 800 842-2776 Monday through Friday, 8 a.m. through 11 p.m. ET.


SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.


OVERPAYMENT OF PREMIUMS

If your employer mistakenly sends more premiums on your behalf than you're entitled to under your retirement plan or the IRC, we'll refund them to your employer as long as we're requested to do so (in writing) before you start receiving annuity income. Any time there's a question about premium refunds, CREF will rely on information from your employer. If you've withdrawn or transferred the amounts involved from your accumulation, we won't refund them.


CLAIMS OF CREDITORS

Pursuant to CREF's Charter, as enacted by the New York State Legislature, the rights and benefits accruing to Participants or other persons under the certificates generally are exempt from the claims of creditors, subject to any contrary requirements of law.


BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a certificate were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF, appropriate adjustments will be made.


PROOF OF SURVIVAL

CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a certificate is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.


LEGAL PROCEEDINGS

CREF is not a party to any legal actions we consider material.


STATE REGULATION

CREF is subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. CREF's books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF's operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.


LEGAL MATTERS

All matters of applicable state law pertaining to the certificates, including CREF's right to issue the certificates thereunder, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan LLP, Washington, D.C.


EXPERTS

The financial statements for the year ended December 31, 1999 of CREF incorporated in this Statement of Additional Information by reference have been audited by Ernst & Young LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.


CONSIDERATIONS CONCERNING CREF'S NEW
ACCOUNTS AND OPTIONS


CONSIDERATIONS FOR EMPLOYERS

Over the past several years CREF has added many new Accounts and options that employers should consider adding to their plans. In doing so, employers should keep in mind that the overwhelming majority of Participants and employers view TIAA-CREF very favorably. Ninety-six percent of the Participants who responded to a survey conducted in 1995 by an independent organization expressed overall satisfaction with TIAA-CREF and said that they would recommend TIAA-CREF to a colleague. Ninety-four percent of these Participants said that given the choice between TIAA-CREF and other companies, they would choose TIAA-CREF again (63% would definitely choose TIAA-CREF and 31% would probably do so.) Employer satisfaction is evidenced by the fact that, based on the best available data, a majority of the employers with TIAA-CREF retirement plans had not found it necessary to add other funding vehicles to their plans as of January 1, 1997.


The new demands placed on administrators by CREF's new options make the support and services received by administrators from the company funding their plans essential. Along with the new options, CREF offers employers the pension expertise and high level of services they have come to rely on, and to find new ways to help plan administrators do their jobs in an increasingly complex environment. Services currently provided by TIAA-CREF Individual & Institutional Services, Inc. include: (1) counseling on retirement plans and planning including recommendations regarding allocation of assets (for administrators, Participants and retirees) by professional counselors rather than by commissioned salespeople; (2) services for Participants such as annual Annuity Benefit Reports, quarterly transaction reports, newsletters and other publications about retirement planning, pre-retirement seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for Participant transactions and inquiries; and (3) services for plan administrators such as assistance in plan design and operation, branch offices throughout the country, publications, staff meetings, videos, tax-deferred annuity software to help administrators calculate the maximum amount of salary a Participant may tax-defer, and nondiscrimination software to help administrators evaluate their plans.



CONSIDERATIONS FOR PARTICIPANTS

Variety of Investment Accounts. The growing family of CREF Accounts is designed to provide additional investment options for Participants who want to diversify their accumulations. Most experts recommend diversification as a good strategy for retirement investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments. Since the Bond Market, Inflation-Linked Bond, and Social Choice Accounts invest at least some of their portfolios in fixed-income securities, Participants should be aware that statistics compiled by Ibbotson Associates, Inc. confirm that historically bonds have experienced less volatility than common stocks and greater returns than money market instruments. However, these relationships may differ, based on market conditions or other factors, over the short-term or even over the long-term. Fluctuations in interest rates can have a significant effect on the Bond Market and Inflation-Linked Bond Accounts' performance. Furthermore, although past performance is no guarantee of future results, stocks have outperformed bonds over the long-term. Many experts recommend taking a long-term view with retirement investments.

The Stock Account may be appropriate for people who have a longer time until retirement and think that stocks will perform well over time. The Stock Account can also be a good choice for anyone who wants to complement other holdings in guaranteed products. Many Participants choose only the Stock Account for their equity investments. The Account is the largest singly managed stock account in the world based on assets under management.

The Global Equities Account may be appropriate for Participants who are interested in the opportunities offered by overseas markets and the potential growth of foreign economies. We recommend that those who already have sub-stantial allocations to the Stock Account consider putting some of their accumulations in the Global Equities Account to diversify and enhance growth potential. Over the long-term, the international component of the Stock Account has added additional diversification, helped reduce volatility and helped the Account generate high long-term returns. (Past performance is no guarantee of future results.)

Studies by Morgan Stanley Capital International show that during recent years, many of the top performing equity markets were overseas. During the period from 1984 to 1995, the non-U.S. share of the world's total equity market capitalization has risen significantly. Many people feel that a great deal of the world's economic expansion over the next several decades will be overseas--particularly as less developed nations come into their own. The Global Equities Account will be especially attractive to those who agree, and who plan to hold investments in the Account for long periods.

Foreign capital markets have grown rapidly in the past two decades, with Japan, Germany and others increasing their share of the world's equity investments. Emerging markets can also provide important investment opportunities. However, many overseas markets have only recently begun to attract international investment, so less is known about their long-term patterns than about domestic markets and there has been extreme recent volatility in certain Asian markets.

Like the other Accounts, the Global Equities Account offers the advantages of diversification. In particular, since domestic and foreign markets sometimes move in different cycles, overseas investments can help offset declines in American markets, and vice versa. In addition, because the Global Equities Account's investments are spread throughout the world, the Account is less dependent on the economic situation in any single country than the Stock Account is.

The Global Equities Account may interest investors who are willing to assume more risk to seek faster growth, since generally the Account will have a larger percentage of its portfolio actively managed than the Stock Account does. Some may believe that the Global Equities Account can help them keep pace with or exceed inflation. Although the Account may invest in bonds and money market instruments, we expect that the percentage of debt securities generally will be low.

The Global Equities Account is managed by the same people that manage the Stock Account--TIAA-CREF Investment Management, LLC. They have acquired expertise in international investment through careful research and cultivating local contacts. The Account's investment staff are experts in analyzing economic trends and evaluating corporate performance. They are fully conversant with the policies and practices of many nations, including their investor demographics and risk tolerance. There are extra costs to doing business overseas, which are reflected in the Global Equities Account's expense charges.

The Growth Account might be appropriate for people who believe that there are significant value or growth opportunities in the stock market over the long-term if one is willing to take some additional risk. People who have a longer time until retirement, or want to balance a portfolio of more conservative investments, should consider this Account. The Account is intended for people who can tolerate greater risk and fluctuation in the value of their funds in exchange for the potential of higher returns over time.

The Equity Index Account might be attractive to Participants who believe that the U.S. stock market overall will perform as well as or better over time than active selection of stocks or a combination of U.S. and foreign stocks

(like the Stock or Global Equities Account) with less variability and risk. We expect that when the overall U.S. Stock Market is rising, the account's unit value will rise, while in periods of market decline, the account's unit value will decline.

The Equity Index Account invests substantially all of its assets in stocks included in the Russell 3000 Index. A stock's presence in the Russell 3000 doesn't mean that Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about any CREF account, and makes no representations or warranties about its content.

Frank Russell Company includes stocks in the Index solely on their market capitalization and weights them by relative market value. Frank Russell Company can change stocks and their weightings in the Index. We'll adjust the Equity Index Account's portfolio to reflect these changes as appropriate.

The account will not be managed in the traditional sense of picking individual securities based on economic, financial and market analysis.

The Social Choice Account is a diversified balanced account that invests only in companies that are suitable from a financial perspective and whose activities are consistent with the account's social criteria.

The Social Choice Account isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The account can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. Even if an investment is not excluded by current social criteria, we can decide at any time that it nevertheless isn't suitable for the account. If we decide to sell an investment because it would be excluded by the criteria because it or the criteria have changed, we'll try to do it in an orderly way that limits the account's risk.

The Bond Market Account may be appropriate for Participants who want to diversify their retirement savings beyond stock and money market instruments, and for those who think that bonds and other fixed-income securities are a good investment for the accumulation of retirement savings. It is expected that the Bond Market Account's total return will be relatively stable when interest rates are stable and will experience variability when interest rates rise or fall.

The Inflation-Linked Bond Account may be appropriate for Participants who want their retirement investments to keep pace with inflation and are less concerned with earning a high real rate of return over and above the rate of inflation. Anyone who wants to invest conservatively and preserve his or her capital, perhaps because he or she is close to retirement age or in the pay-out phase of retirement investing, should consider this Account. During the accumulation phase, the Account can serve as a useful tool for diversifying assets, since the performance of the Account's underlying investments most likely will not directly correlate with movements in stocks and will not highly correlate with movements in conventional bonds. Inflation-linked bonds may also be an appropriate complement to a portfolio consisting of both stocks and conventional bonds in certain economic conditions such as when movements in stocks and conventional bonds are correlated. Since individual inflation-linked bonds pay a predictable interest rate over the Consumer Price Index, moreover, they may also track inflation more directly year by year than investments in real estate.

The Account may also serve as an effective annuity pay-out vehicle, by helping annuitants preserve the spending power of their income under a variety of economic conditions. Ideally, this Account should be viewed as another relatively stable component in a diversified retirement portfolio that includes both stock and other investments that can help combat the effects of inflation and provide growth in assets. It should be noted, however, that the price of inflation-indexed bonds are influenced by competition from other investment opportunities available at any given time and that inflation-linked bonds would have underperformed stocks by a wide margin over the last twenty years.

The threat of inflation is of particular concern to retirees who may have limited sources of income, leaving them particularly vulnerable if the cost of living rises sharply. For example, a person retiring at the end of 1978 would have experienced an almost 40% decline in the dollar's purchasing power over the next three years (based on changes in the Consumer Price Index). Although we haven't experienced periods of high inflation recently, we could again. And even low to moderate inflation over long periods will affect the value of one's accumulation or pay-out amounts.

U.S. Treasury Inflation-Indexed Securities (TIIS) were modeled after inflation-indexed securities issued by the Canadian Government in 1991. TIIS are generally more immediately responsive to inflation than most foreign inflation-linked bonds since typically the indexation lag period is longer (e.g., eight months) for foreign bonds than it is for TIIS (e.g., three months). However, the inflation-adjusted principal value of TIIS will be calculated using CPI-U data that is about three months old.

Inflation-indexed bonds have been available in the United Kingdom (Indexed Gilts) since 1981 and in Canada (Real-Return Bonds) since 1991. They are also available in other countries including Argentina, Australia, Brazil, Israel, Mexico, and Sweden. These bonds, which are varied in structure, are designed to track the inflation rate in the issuing country. Since that inflation rate may be higher or lower than the U.S. rate and may affect the value of the country's foreign currency relative to the U.S. dollar, we will invest in these foreign issues only when we believe they provide the potential for additional returns without diluting the account's overall inflation protection feature.

The principal amount of a TIIS bond is periodically adjusted for inflation using the CPI-U and interest is paid twice a year. To use a simplified example, if an investor purchased a $1,000 TIIS bond with a fixed annual interest of 3% (payable 1.5% semiannually), and inflation over the first six months of the bond were 1%, the bond's principal at mid-year would be adjusted to $1,010 and the first semiannual interest payment would be $15.15 ($1,010 x 1.5%). If inflation during the second half of the year reached 3%, the principal at the end of the year would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 x 1.5%). The method we use to determine the inflation-adjusted principal is somewhat more complex than the example illustrates.

Market values of inflation-indexed securities can go up or down due to changes in the market's inflation expectations or in real rates of interest (i.e., the component of interest rates not attributable to anticipated inflation rates). For example, supply and demand shifts in the marketplace could affect the value of inflation-linked securities. If inflation were to rise faster than reflected in conventional bond interest rates, real rates might decline. This would make the market value of inflation-indexed bonds go up. In contrast, if nominal rates increase faster than inflation, real interest rates might increase, leading to a decrease in inflation-indexed bond values. We can't predict how volatile market values of inflation-linked securities will be. However, we believe they'll be less volatile over the long term than conventional bonds and equities.

Participants who want to invest in an Account with socially conscious investment criteria could consider the Social Choice Account. This Account could also be suitable for people who want an Account that is balanced among stocks, bonds and money market investments, and might be less volatile than a bond or stock account alone.

The Money Market Account may be appropriate for Participants who want to keep up with inflation but are not looking for a high real rate of return (i.e., returns greater than inflation). The Money Market Account may also help diversify stock and bond portfolios. Anyone who is averse to market risk, perhaps because he or she is close to retirement age, should consider this Account.


CLASSIC IRAS

Since 1976, IRAs have helped millions of people save for retirement on a tax-deferred basis. They are best for people who are eligible to make tax-deductible contributions, and those who expect that they will be in a lower tax bracket during retirement. Tax-deductible IRA contributions may be limited or may not be available to an individual who is an active participant in an employer-sponsored retirement plan, unless his or her modified adjusted gross income falls below certain levels. An individual who is not an active participant may still not be eligible to make a deductible contribution if his or her spouse is an active participant. An individual can make after-tax contributions of up to $2,000 per year to all their IRAs (E.G., Classic and Roth) regardless of income or retirement plan participation.

The Classic IRA enables you to roll over funds from almost any kind of retirement plan and consolidate your long-term savings with TIAA-CREF, without having to pay taxes on the move. Once you've consolidated your funds with TIAA-CREF, we can help you set up a coordinated program for your retirement resources.


ROTH IRAS

Roth IRAs were introduced on January 1, 1998. Subject to income limitations, you can roll over, or convert, funds from a Classic IRA directly to a Roth IRA. Subject to income limits, you can also roll over funds from an eligible tax-deferred retirement plan, but the funds must first be rolled over to a Classic IRA, and subsequently rolled over again, or converted, to a Roth IRA. To roll money into a Roth IRA, you must pay taxes on the amount rolled-over, other than on after-tax contributions that were made to a qualified plan or on non-deductible annual IRA contributions. Such a move may be beneficial to individuals seeking Federal tax-free investment earnings and/or freedom from minimum distribution requirements, but the decision hinges on your tax situation, investment orientation and other factors. We can provide information to help you decide whether this is the best course of action, and in general, to help you select the investment and savings products best suited to your goals.

The deadlines for making annual contributions to a Classic IRA or a Roth IRA for 1999 and 2000, respectively, are April 17, 2000 and April 16, 2001.

You are only eligible to roll over amounts from a Classic IRA to a Roth IRA if, for the year of the rollover, your adjusted gross income is $100,000 or less. The same limit applies to married individuals filing jointly and to single taxpayers, and the limit is not indexed to cost-of-living adjustments. You may not roll over amounts from a Classic IRA to a Roth IRAif you are a married taxpayer filing separately. Other restrictions may apply as well.

In its advertisements, CREF may compare the Classic and Roth IRAs and discuss which individuals can best benefit from each product. It may also discuss the advantages and disadvantages of converting to Roth IRAs from a traditional IRA.

CREF may also use charts to illustrate possible allocations of investments among the CREF Accounts for Participants in different financial situations. We may also use certain testimonials and list participating institutions.

EMPLOYER PLANS. Participants should take into account the particular terms of the retirement plan at their employing institution. Our advertisements and other sales materials may provide information about these plans and discuss the specific terms of an institution's plan.

INDEPENDENT SURVEYS. Customer service may be an important consideration for Participants. In its advertisements CREF may report the results of surveys conducted by independent agencies regarding customer service. CREF may also include in its advertisements information on the size of CREF and its share of the 403(b) market and how we rate among competitors in that market.

MARKET TIMING. Participants should be aware of the risk that arises whenever Participants engage in market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Participants who engage in market timing either between CREF Accounts or between an Account and another company run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. CREF does not endorse the practice of market timing in general or any particular provider of such services.

ECONOMIC CONDITIONS. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

TAXES AND ECONOMIC TRENDS. Participants should consider the effects of changes in federal income tax rates on their investment decisions. Investments with tax-deferred earnings, or that accept pre-tax contributions, might be more attractive when tax rates rise. Overall economic trends can also affect an investment decision; for example, when interest rates are low, Participants may prefer investments in equities that offer greater growth potential.


FEDERAL INCOME TAXES

As a result of recent legislation, as of January 1, 1998, CREF is no longer exempt from federal income tax. CREF believes, however, that this change should not cause CREF to incur any material federal income tax liability.

With limited exceptions, the CREF certificates and contracts are designed as annuity contracts under section 72 of the Internal Revenue Code.


403(B) PLANS

CREF certificates may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities can't exceed the lesser of (a) $30,000; (b) 25% of your compensation; or (c) your "maximum exclusion allowance." Your maximum exclusion allowance is generally 20% of your compensation multiplied by your years of service with your employer, less certain prior tax-deferred retirement plan contributions. For 2000, you usually can exclude salary reduction contributions of up to $10,500 from your gross taxable income and certain employees may exclude up to $13,500. Contact your tax adviser for more information.


401(A), 403(A), AND 401(K) PLANS

CREF RA and GRA certificates and contracts are also used as funding vehicles for 401(a) and 403(a) retirement plans. CREF GRA and GSRA certificates are available for 401(k) plans. Employer contributions to all current defined contribution plans of the employer meeting the requirements of IRC section 401(a) and 403(a) can't exceed an annual contribution limit of $30,000 or 25% of compensation, whichever is less.


457(B) PLANS

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2000 is the lesser of $8,000 or 33 1/3% of "includable compensation" (as defined by law). Special catch up rules may permit a higher contribution in one or more of the last three years prior to an individual's normal retirement age under the plan. Contributions made on behalf of an individual to a 403(b) plan, and elective deferrals made on behalf of an individual to a 401(k) plan, a simple IRA or to a Simplified Employee Pension Plan are aggregated with contributions to a 457(b) plan to calculate the maximum contribution that may be made to the 457(b) plan. For non-governmental employers, all investments in a 457(b) plan are owned by and are subject to the claims of the general creditors of the sponsoring employer.


INDIVIDUAL RETIREMENT ANNUITIES

IRC sections 408 and 408A permit eligible individuals to make direct contributions to Classic and Roth IRAs, respectively. The amount you can contribute to an IRA (other than an Education IRA) is currently limited to $2,000 per year. If you contribute to both a Classic IRA and a Roth IRA in the same year, your aggregate limit is $2,000 for the year. The IRC doesn't limit the amount you can roll over to the Classic or the Roth IRA.

IRC section 408 permits funds from certain qualified retirement plans or IRAs to be rolled over to the Classic IRA without losing their tax-deferred status. IRC section 408A, however, only permits rollovers to a Roth IRA from another IRA. This means that in order to move funds held in a retirement plan to a Roth IRA, they must first be rolled over to a Classic IRA, and then to a Roth IRA. Although funds rolled over to a Roth IRA from another IRA are subject to taxation, they may grow on a federal tax favored basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.

You also must meet certain income level requirements to make contributions to the Roth IRA or, if you or your spouse is an active participant in an employer sponsored retirement plan, tax-deductible contributions to the Classic IRA. If you are married and file a joint tax return with your spouse and make a combined adjusted gross income of $150,000 or less a year, you can make annual contributions of up to $2,000 to a Roth IRA. If you are single and make an adjusted gross income of $95,000 or less a year, you are also eligible to make contributions of up to $2,000 to a Roth IRA. You can contribute a lower amount if you are married and file jointly and your combined adjusted gross income is between $150,000 and $160,000 a year, or if you are single and your adjusted gross income is between $95,000 and $110,000 a year. If you are married filing separately, you cannot make a Roth IRA contribution if your adjusted gross income exceeds $10,000 per year, and the maximum contribution is

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reduced if your adjusted gross income is between $0 and $10,000. You can convert an existing IRA to a Roth IRA if your adjusted gross income is $100,000 or less. However, you may not rollover amounts from a classic IRA to a Roth IRA if you are a married taxpayer filing separately.

For 2000, if you are married and file a joint tax return with your spouse and make a combined adjusted gross income of $52,000 or less a year, or you are single and make an adjusted gross income of $32,000 or less a year, you can make tax-deductible contributions of up to $2,000 a year to a Classic IRA. You can contribute a lesser amount if your adjusted gross income is between $52,000 and $62,000 if you are married and file jointly or if your adjusted gross income is between $32,000 and $42,000 if you are single. For the Year 2000 and later, the limits on a taxpayer's adjusted gross income for purposes of making a deductible contribution to a Classic IRA are different from those currently in effect. Different income-based eligibility rules apply if you are not an active participant in an employer-sponsored retirement plan but you have a spouse who is an active participant in an employer-sponsored retirement plan.

You can revoke an IRA up to 7 days after you establish it. Contact your tax adviser for more tax information on IRAs.


TAXATION OF ANNUITY BENEFITS

Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums.


WITHHOLDING ON DISTRIBUTIONS

We must withhold federal tax at the rate of 20% from the taxable part of most plan distributions paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or similar employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20% withholding doesn't apply to payments from IRAs, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over 10 or more years, or minimum distribution payments ("noneligible payments").

For the taxable part of noneligible payments, we usually will withhold federal taxes unless you tell us not to. Usually, you have the right to tell us not to withhold federal taxes from your noneligible payments. However, if you tell us not to withhold but we don't have your taxpayer identification number on file, we still have to deduct taxes. Nonresident aliens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.


EARLY DISTRIBUTIONS

If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59 1/2, you may have to pay an extra 10% "early distribution" tax on the taxable amount. However, you won't have to pay an early distribution tax on any part of a withdrawal if:

(1)  the distribution is because you are disabled;

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(2)  you separated from your job at or after age 55 and take your withdrawal after that (not applicable to IRAs);

(3) you begin annuity income consisting of a series of regular substantially equal payments (at least annually) over your lifetime or life expectancy or the joint lives or joint life expectancies of you and your beneficiary;

(4) you have medical expenses in excess of 71/2 percent of your adjusted gross income and the withdrawal is less than or equal to your expenses;

(5) you are required to make a payment to someone besides yourself under a Qualified Domestic Relations Order (not applicable to IRAs);

(6)  the distribution is made on account of an IRS levy on the retirement plan;

(7) for IRAs only, you are unemployed and receive unemployment compensation (as set forth in the IRC) and you use the distribution to pay certain health insurance premiums for yourself, your spouse, or your dependents;

(8) for IRAs only, distributions that do not exceed certain qualified higher education expenses of the individual, the individual's spouse, or the child or grandchild of the individual or individual's spouse; or

(9) for IRAs only, distributions to an individual (up to a lifetime maximum of $10,000) for qualified first-time purchases of a principal residence.

If you die before age 59 1/2, your beneficiary(ies) won't have to pay the early distribution penalty.

Current federal tax law restricts the availability of cash withdrawals and annuity payments from any part of your accumulation under salary reduction agreements (including earnings, if any). These restrictions apply with respect to 403(b)(1) annuities only to amounts (and earnings, if any) credited after December 31, 1988. They apply to all amounts under salary reduction agreements to 403(b)(7) and 401(k) plans. These withdrawals and annuity payments are generally available only if you reach age 59 1/2, leave your job, become disabled, or die. If your employer's plan permits, you may also be able to take a cash withdrawal if you encounter a hardship, as defined by Treasury Regulations, but hardship withdrawals can be from contributions only, generally not investment earnings. In addition, certain 401(k) plans permit distributions of elective deferral amounts upon termination of the plan provided the employer does not establish or maintain a successor defined contribution plan and in other limited circumstances permitted by law. These restrictions don't apply to withdrawals from an IRA. Any part of your accumulation that has been transferred from a custodial account under section 403(b)(7) to a 403(b) annuity will be subject to these restrictions.


MINIMUM DISTRIBUTION REQUIREMENTS AND TAXES

In most cases, payments have to begin from 401(a), 403(a) and 403(b) plans by April 1 of the calendar year after the calendar year when you reach age 70 1/2 or, if later, retirement. Payments from an IRA (other than a Roth IRA) must begin by April 1 of the calendar year after the calendar year you reach age
70 1/2. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, if you don't begin distributions on time, you'll be subject to a 50% excise tax on the amount you should have received but didn't.

Special distribution and tax rules may apply to 457(b) plans.

DEFERRED COMPENSATION PLANS

RA and GSRA certificates are also available for deferred compensation plans. Special tax rules apply .

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TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.


ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the certificates discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the certificates and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.


FINANCIAL STATEMENTS

The audited financial statements for all of the CREF accounts are incorporated by reference from the Annual Report to Participants. CREF will furnish you, without charge, another copy of the report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, N.Y. 10017, Attention:
Central Services, or call 1 800 842-2733, extension 5509.



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